As filed with the Securities and Exchange Commission on November 21, 2000

Securities Act File No. 333-43136 Investment Company Act File No. 811-10037

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. 1	[X]
Post-Effective Amendment No.	[ ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 1	[X]
(Check appropriate box or boxes)

Mercury Target Select Equity Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (888) 763-2260

Jeffrey M. Peek P.O. Box 9011 Princeton, New Jersey 08543-9011 (Name and Address of Agent for Service)

Copies to:
Counsel for the Fund Joel H. Goldberg, Esq. Swidler Berlin Shereff Friedman, LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174	and	Allan J. Oster, Esq. P.O. Box 9011 Princeton, N.J. 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered Shares of Common Stock (par value $.0001 per share)

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


PROSPECTUS November 21, 2000

Mercury Target Select Equity Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO] MERCURY FUNDS

Table of Contents

	PAGE
[ICON]	FUND FACTS
	About the Mercury Target Select Equity Fund Fees and Expenses	2 8

[ICON]	ABOUT THE DETAILS
	How the Fund Invests Investment Risks	10 13

[ICON]	ACCOUNT CHOICES
	Pricing of Shares How to Buy, Sell, Transfer and Exchange Shares Participation in Fee-Based Programs	20 26 31

[ICON]	THE MANAGEMENT TEAM
	Management of the Fund Structure of the Fund Financial Highlights	34 35 37

[ICON]	TO LEARN MORE
	Shareholder Reports Statement of Additional Information	Back Cover Back Cover

MERCURY TARGET SELECT EQUITY FUND, INC.

[ICON] Fund Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Common Stock — securities representing shares of ownership of a corporation.

Equity Securities — common stock or securities whose price is linked to the value of common stock.

ABOUT THE MERCURY TARGET SELECT EQUITY FUND

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term capital appreciation. In other words, the Fund tries to choose investments that will increase in value over the long term. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

What are the Fund’s main investment strategies?

The Fund invests primarily (at least 65% of the value of its assets under normal market conditions) in a non-diversified portfolio of U.S. and foreign common stocks and other equity securities. The Fund will invest in securities of companies operating in a broad range of industries located in the U.S. and overseas.

The Fund invests all of its assets in Class I shares of the Target Select Equity Fund portfolio (the “Portfolio”) of the Alpha Select Funds (the “Trust”), which has the same investment objective, policies and strategies as the Fund. The Portfolio will then invest the Fund’s assets in the portfolio securities described above. The Fund’s investment results will correspond directly to the investment results of the underlying Portfolio in which it invests. For simplicity, this Prospectus uses the term “Fund” to include the underlying Portfolio in which the Fund invests, unless the context requires otherwise.

We cannot guarantee that the Fund will achieve its objective.

Multi-Manager Approach

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Fund’s investment adviser, Concentrated Capital Management, L.P. (the “Investment Adviser” or “CCM”). The Investment Adviser is responsible for the continuous review, supervision and administration of the Fund’s investment program, which includes overseeing the sub-advisers. At the outset of operations, the Investment Adviser will employ three sub-advisers who will use approximately four investment styles to manage the Fund. Initially, the Fund will be divided into four portions, each approximately in the range of 15-35% of the Fund’s total assets, with each portion being subject to an investment style employed by the Fund’s sub-advisers. The three initial sub-advisers are Turner Investment Partners, Inc. (“Turner”), Mercury Advisors (“Mercury”) and Evergreen Investment Management Company (“Evergreen”) (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).

2	MERCURY TARGET SELECT EQUITY FUND, INC.

[ICON] Fund Facts

Initially, Turner and Evergreen will each be responsible for managing a single 15-35% portion of the Fund and Mercury will be responsible for managing two 15-35% portions of the Fund. Each portion of the Fund will be managed using a different investment strategy:

•	Turner will employ a growth strategy that emphasizes above average earnings growth potential without distinction as to capitalization. It will employ an earnings momentum strategy that concentrates on companies with more volatile and accelerating growth rates.
•	Mercury will employ two strategies: a global strategy that focuses on small capitalization companies from at least three different countries including the United States and a value strategy that seeks capital appreciation by investing in undervalued equity securities of all capitalization companies currently mispriced in the marketplace relative to their future operating prospects.
•	Evergreen will employ a growth strategy that invests in mid-to-large capitalization companies that have a consistent record of earnings growth and/or have the potential for an acceleration of earnings growth.

Other investment strategies may be introduced as additional or replacement sub-advisers are hired.

The multi-manager approach seeks to take advantage of the best investment ideas of a number of sub-advisers. Each Sub-Adviser manages a portion of the Fund’s assets, and is expected to select a relatively small number of securities for its portion of the Fund’s assets, as few as 10 for its portion of the Fund per each investment strategy. Such a focused security-selection process permits each Sub-Adviser to act on only the investment ideas that it thinks have the greatest return potential. The Investment Adviser will ensure that the sub-advisers comply with the Fund’s investment policies and guidelines. The Investment Adviser also will recommend the appointment of additional or replacement sub-advisers to the Board of Trustees of the Portfolio.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments — and therefore the value of Fund shares — may go up or down. These changes may occur because a particular stock market is rising or falling. At other times, the value of the Fund’s investments in particular companies may be affected by competitive pressures, unexpectedly low earnings and other company-specific factors. The Fund is also subject to the risk that the investments selected will underperform the markets or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

MERCURY TARGET SELECT EQUITY FUND, INC.	3

The Fund is a non-diversified fund, which means that it may invest more of its assets in the securities of a single issuer than if it were a diversified fund. By concentrating in a smaller number of issuers, the Fund’s risk is increased because developments affecting an individual issuer have a greater impact on the Fund’s performance.

Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stock investing typically underperforms the broad market indices when other investing styles, such as growth investing, are in favor.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

The Fund’s investment approach seeks to generate positive returns from the efforts of separate sub-advisers who each manage a portion of the Fund’s assets using a specific style. There is a risk, therefore, that the combined performance of the Fund’s various sub-advisers will lag that of funds that employ a single strategy or style. There is also a risk that a sub-adviser’s performance in its chosen strategy will lag that of other advisers that utilize a similar approach.

The Sub-Advisers will invest Fund assets in a way that each believes will help the Fund achieve its goal. However, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Sub-Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. Because it purchases primarily equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that equity securities generally may underperform compared to debt securities and other asset classes.

4	MERCURY TARGET SELECT EQUITY FUND, INC.

[ICON] Fund Facts

American Depositary Receipts — securities typically issued by a U.S. financial institution called a depositary, that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depositary.

The Fund may invest in foreign securities. Because foreign markets may differ significantly from U.S. markets in terms of both economic conditions and government regulation, investments in foreign securities involve special risks. In addition, investments in securities denominated in foreign currencies involve the risk that these currencies may decline in value relative to the U.S. dollar, which decreases the value of the investments in U.S. dollar terms. While American Depositary Receipts (“ADRs”) are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

Any micro, small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these micro, small and mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, the share prices of micro-capitalization companies may be extremely volatile.

Although the Fund’s investment strategy involves investing in a relatively limited number of securities, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. This may result in higher transaction costs which could reduce the Fund’s overall performance, and may result in additional capital gains tax liabilities for shareholders.

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are investing with long term goals, such as retirement or funding a child’s education
•	Want a professionally managed portfolio
•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital appreciation
•	Are not looking for a significant amount of current income

MERCURY TARGET SELECT EQUITY FUND, INC.	5

[ICON] Fund Facts

PERFORMANCE INFORMATION

The Fund recently commenced operations and does not have a performance record. The Fund will be a feeder fund of the Portfolio. The Fund and the Portfolio have identical investment objectives.

The bar chart and performance table below are based upon performance of TIP Fund’s Target Select Equity Fund (the “TIP Fund”), which is the predecessor of the recently-organized Portfolio, and illustrate the risks and volatility of an investment in the Portfolio which are identical to the risks and volatility of investing in the Fund. Sales charges are not reflected in the bar chart. Of course, the Portfolio’s past performance does not necessarily indicate how the Portfolio or the Fund will perform in the future.

The Fund invests all of its assets in Class I shares of the Portfolio. The Portfolio became part of the Trust on November 1, 2000. The annual returns of each class of the Fund’s shares would differ from those of the TIP Fund shares to the extent that Fund shares are subject to different fees and expenses. In addition, the performance information below reflects the performance of the TIP Fund while Turner served as the TIP Fund’s investment adviser and employed sub-advisers that are different from those employed by the Portfolio’s current Investment Adviser.

This bar chart shows changes in the performance of the TIP Fund’s shares from year to year for its first two complete calendar years.

120%
100%
80%
60%
40%
20%
0%
25.45%
113.07%
1998*
1999*†

During the period shown in the bar chart, the highest return for a quarter was 43.45% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.08% (quarter ended September 30, 1998). The TIP Fund’s year-to-date return as of September 30, 2000 was 21.60%.

*	For fiscal years ended September 30, 1998, 1999 and 2000, Turner reimbursed expenses of the fund of $47,875 and $104,563, and $113,417, respectively, and waived advisory fees of $6,656, $13,999 and $36,752, respectively. If Turner had not waived its fee and reimbursed the TIP Fund, the performance figures shown above would have been lower.
†	The TIP Fund’s favorable performance in 1999 was affected by a number of factors that may not have the same effect on the Fund’s performance in the future. These factors included participation in initial public offerings, unusual market conditions, and the relatively small size of the fund compared with any one investment.

6	MERCURY TARGET SELECT EQUITY FUND, INC.

[ICON] Fund Facts

What is an Index? An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 3000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 3,000 largest U.S. companies.

Average Annual total Returns (as of the calendar year ended December 31, 1999)	Past 1 Year	Since Inception (1/1/98)

Mercury Target Select Equity Fund* -- Class I	101.89%	59.15%

Mercury Target Select Equity Fund* -- Class A	101.89%	59.15%

Mercury Target Select Equity Fund* -- Class B	109.07%	62.27%

Mercury Target Select Equity Fund* -- Class C	112.07%	63.50%

Russell 3000 Index	20.90%	22.51%

*	The performance is that of the TIP Fund adjusted for the sales charges of each class of shares of the Fund. If the performance was also adjusted to reflect the expenses of the Fund, the returns shown might be lower.

MERCURY TARGET SELECT EQUITY FUND, INC.	7

[ICON] Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — These fees include sales charges, which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial consultants, securities dealers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class I		Class A		Class B(b)		Class C

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	5.25%	(c)	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	4.00%	(c)	1.00%	(c)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from the Fund total assets)(e):

Management Fee(f)	1.0625%		1.0625%		1.0625%		1.0625%

Distribution and/or Service (12b-1) Fees(g)	None		0.35%		1.00%		1.00%

Other Expenses (including transfer agency fees)(h)(k)	0.30%		0.30%		0.30%		0.30%

Underlying Portfolio Expenses(i)(j)	0.1575%		0.1575%		0.1575%		0.1575%

Total Other Expenses	0.4575%		0.4575%		0.4575%		0.4575%

Total Annual Fund Operating Expenses	1.52%		1.87%		2.52%		2.52%

(a)	In addition, certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares. See “How to Buy, Sell, Transfer and Exchange Shares” — If you want to “Buy shares” and “Sell your shares.”
(b)	Class B shares automatically convert to Class A shares about eight years after you buy them and will be subject to Class A distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The fees and expenses include the expenses of both the Fund and the Portfolio it invests in.
(f)	Paid by the Portfolio. The Investment Adviser pays the Sub-Advisers out of this fee. The Portfolio pays the Investment Adviser an advisory fee which, after the first year of the Portfolio’s operations, will be adjusted based on the Portfolio’s total return performance as compared to the Portfolio’s benchmark, the Russell 3000 Index, subject to a fee waiver/expense reimbursement arrangement. The base advisory fee of 1.0625% may be increased or decreased by 0.15% if the Portfolio outperforms or underperforms its stated benchmark by at least 3.00%.
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials. If you hold Class B or C shares, over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes. Class B and C shares pay a Distribution Fee of 0.75% and a Service (Account Maintenance) Fee of 0.25%. Class A shares are subject to Distribution and Account Maintenance Fees of 0.35%. Class I shares of the Portfolio do not charge distribution fees.

8	MERCURY TARGET SELECT EQUITY FUND, INC.

(Footnotes continued from previous page)

(h)	Based on estimated amounts for the Fund’s current fiscal year ending September 30 (the fiscal year end for the Portfolio is also September 30). The Fund pays the Transfer Agent a fee for each shareholder account and reimburses it for out-of-pocket expenses. The fee ranges from $11.00 to $23.00 per account (depending on the level of services required), but is set at 0.10% for certain accounts that participate in certain fee-based programs. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the calendar year. The fee begins the month following the month the account is closed and ends at the end of the calendar year.
(i)	“Underlying Portfolio Expenses” are the total operating expenses (excluding management fees) of the Class I shares of the Portfolio.
(j)	The Investment Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Class I shares of the Portfolio from exceeding 1.22% for a period of one year, or from exceeding 1.50% in any subsequent year. This arrangement has an initial term of one year that is renewable at the end of each year for additional one-year periods. The contractual agreement may not be terminated without the consent of the Portfolio’s Board of Trustees.
(k)

The Administrator has voluntarily agreed to reimburse expenses as necessary to ensure that other expenses of the Fund do not exceed 0.60%. This voluntary waiver may be discontinued by the Administrator at any time without notice.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

	Class I	Class A	Class B	Class C

One Year*	672	704	655	355

Three Years*	1,036	1,134	1,142	842


Expenses if you did not redeem your shares:

	Class I	Class A	Class B	Class C

One Year*	672	704	255	255

Three Years*	1,036	1,134	842	842

*	Expenses include the contractual fee waiver and expense reimbursement of the Portfolio described above.

MERCURY TARGET SELECT EQUITY FUND, INC.	9

[ICON] About the Details

About the Investment Adviser and
the Sub-Advisers — Concentrated Capital Management, L.P. serves as the Investment Adviser to the Fund. The three initial Sub-Advisers will be Turner Investment Partners, Inc., Mercury Advisors and Evergreen Investment Management Company.

HOW THE FUND INVESTS

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily (and, under normal circumstances, at least 65% of its total assets) in a non-diversified portfolio of U.S. and foreign common stocks and other equity securities. The Fund will invest in securities of companies operating in a broad range of industries located in the U.S. and overseas.

The Investment Adviser is responsible for the continuous review, supervision and administration of the Fund’s investment program, which includes overseeing the Sub-Advisers. Each Sub-Adviser manages a portion of the Fund’s assets, and is expected to select a relatively small number of securities for its portion of the Fund’s assets, as few as 10 for its portion of the Fund per each investment strategy. Such a focused security-selection process permits each manager to act on only the investment ideas that they think have the greatest return potential. The intent is to avoid diluting performance by owning too many securities, so that the positive contributions of winning investments will prove substantial.

At the outset of operations, the Investment Adviser will employ three sub-advisers who will use approximately four investment styles to manage the Fund. Initially, the Fund will be divided into four portions, each approximately in the range of 15-35% of the Fund’s total assets, with each portion being subject to an investment style employed by one of the Fund’s Sub-Advisers. Periodically, the Fund will be rebalanced to preserve this approximate 15-35% allocation. The Investment Adviser will oversee the Sub-Advisers who will manage the separate portions of the Fund. The three initial Sub-Advisers will be Turner, Mercury Advisors and Evergreen. Initially, Turner and Evergreen will each be responsible for managing a single 15-35% portion of the Fund and Mercury will be responsible for managing two 15-35% portions of the Fund. Each portion of the Fund will be managed using a different investment style.

Turner will employ a growth style that emphasizes investments in equity securities in companies with above average earnings growth prospects. It will employ an earnings momentum strategy that concentrates on companies with more volatile and accelerating growth rates. Turner will focus on a relatively small number of securities issues without distinction as to capitalization.

10	MERCURY TARGET SELECT EQUITY FUND, INC.

[ICON] About the Details

Mercury will employ two strategies. One strategy will adopt a global approach by investing at least 66% of the assets devoted to this strategy in small capitalization equity securities from at least three different countries including the United States. The balance of the assets, if any, may be invested in equity securities of larger cap companies or debt securities.

The other strategy employed by Mercury will involve a value approach that seeks capital appreciation by investing in a concentrated portfolio of undervalued equity securities currently mispriced in the marketplace relative to their future operating prospects. Often these equities are experiencing some temporary operational difficulties that have caused them to become out-of-favor. The portfolio is expected to have valuation ratios (i.e., price-to-earnings or price-to-book values) below those of the broader market.

Evergreen will employ a growth style of investing and will invest in a relatively small number of issuers of primarily mid- to large-capitalizations. Evergreen emphasizes earnings growth in its selection of issuers. It will select companies that it believes have recorded a consistent record of earnings growth, and/or have the potential for an acceleration of earnings growth.

The Fund is designed to provide an investment that combines the investment expertise and best investment ideas of the initial three outstanding money-management firms. The Sub-Advisers will each manage a portion of the Fund’s portfolio on a day-to-day basis. Assets for investment will be allocated to each Sub-Adviser by the Portfolio’s Board of Trustees, based on the recommendation of the Investment Adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity. For example, the Fund may sell shares of a company when the company’s earnings prospects deteriorate or when the Fund identifies another company with stronger earnings growth prospects.

The Fund does not consider potential tax consequences to Fund shareholders when it sells securities. Because the Fund has the flexibility to take advantage of short term investment opportunities, it may experience relatively high portfolio turnover during certain periods. This may result in higher transaction costs and reduce the Fund’s overall performance, and may result in additional capital gains tax liabilities for shareholders.

In addition to the Fund’s principal investment strategies described above, the Fund may also make the following investments. Assets of the Fund may be invested in shares of other investment companies, ADRs and real estate

MERCURY TARGET SELECT EQUITY FUND, INC.	11

[ICON] About the Details

 investment trusts (“REITs”). The Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and purchase fixed income securities, including securities rated below investment grade. Debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody’s or unrated securities of comparable quality, are also known as “junk bonds.” The maximum percentage of the Fund’s assets that may be invested in securities rated below investment grade is 25%, although Fund management currently does not anticipate investments in junk bonds to be significant. In addition, the Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions.

Under normal circumstances, each of the Sub-Advisers may invest a portion of the assets under its management in cash and money market instruments in order to maintain liquidity, or if securities meeting the Fund’s investment objective and policies are not otherwise reasonably available for purchase, provided that such instruments do not exceed 25% of the Fund’s total assets.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund’s objectives. The Fund will invest in such instruments only if Fund management believes that the risk of loss from its usual investments outweighs the opportunity for gains. Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and the Fund may, therefore, not achieve its investment objective.

The Fund may use different investment strategies and it has certain investment restrictions, all of which are explained in the Fund’s Statement of Additional Information.

12	MERCURY TARGET SELECT EQUITY FUND, INC.

[ICON] About the Details

INVESTMENT RISKS

This section discusses the principal risks of investing in the Fund, which are summarized under “About the Mercury Target Select Equity Fund — What are the main risks of investing in the Fund” above. In addition to the principal risks, this section also discusses other risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goal, or that the Fund’s performance will be positive over any period of time.

The principal risks of investing in the Fund are as follows:

Market and Selection Risk

Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

Small and Mid-Capitalization Securities Risk

Small and mid-capitalization companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small or mid-capitalization company may lose substantial value.

The securities of small and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than securities of larger cap companies or the stock market as a whole. Investing in small and mid-capitalization securities requires a long-term view.

Non-Diversification Risk

The Fund is a non-diversified fund. If the Fund invests in securities of a smaller number of issuers, the Fund’s risk is increased because developments affecting an individual issuer have a greater impact on the Fund’s performance.

Foreign Market Risk

Because the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that

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[ICON] About the Details

the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets often do not compare favorably with the economy of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources and balance of payments. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk

Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Certain Risks of Holding Fund Assets Outside the United States

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

European Economic and Monetary Union (EMU)

Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:

•	If the transition to euro, or EMU as a whole, does not proceed as planned, the Fund’s investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.
•	Withdrawal from EMU by a participating country could also have a negative effect on the Fund’s investments, for example if securities redenominated in euros are transferred back into that country’s national currency.

Settlement Risk

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S.

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[ICON] About the Details

investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Additional risks associated with other types of securities in which the Fund may invest include:

Convertible Securities

Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible security’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. Since it is convertible into common stock, the convertible security also has the same types of market and issuer risk as the underlying common stock. The Fund may buy convertible securities that are low grade, including “junk bonds.” Convertible junk bonds, like other junk bonds, have a higher chance that the issuer will default on interest or dividend payments.

Depositary Receipts

The Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts and Global Depositary Receipts each evidence a similar ownership arrangement. The Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States.

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Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Debt Securities

Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Junk Bonds

Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Illiquid Securities

The Fund may invest up to 15% of its assets in securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities, it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Derivatives

The Fund may use derivative instruments, including futures, options and indexed securities. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

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Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

Rule 144A Securities

Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

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Short Sales

When the Fund makes a short sale, it must borrow the security short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If the Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

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PRICING OF SHARES

The Fund offers four classes of shares, each with its own sales charge and expense structure allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. The class of shares you should choose will be affected by the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which pricing option is best suited to your personal financial goals.

For example, if you select Class I or Class A shares, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay ongoing distribution and account maintenance fees of 0.35%, 0.25% of which is for account maintenance fees. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares.

The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc.

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To better understand the pricing of the Fund’s shares, we have summarized the information below:

	Class I	Class A	Class B	Class C

Availability? 	Limited to certain
investors including:
• Current Class I
  shareholders
• Certain Retirement
  Plans
• Participants in
  certain sponsored
  programs
• Certain affiliates,
  selected securities
  dealers and other
  financial
	intermediaries. 	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.

Account Maintenance and Distribution Fees?	No. 	0.25% Account Maintenance Fee. 0.10% Distribution Fee. 	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.

Conversion to Class A shares?	No.	No.	Yes, automatically after approximately 8 years.	No.

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Right of Accumulation — permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class I and Class A Shares — Initial Sales Charge Options

If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and Class A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or Class A shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent
•	Certain trusts managed by banks, thrifts or trust companies including those affiliated with Mercury or its affiliates
•	Certain employer-sponsored retirement or savings plans
•	Certain investors, including directors or trustees of mutual funds sponsored by Mercury or its affiliates, employees of Mercury and its affiliates and employees or customers of selected dealers
•	Certain fee-based programs managed by Mercury or its affiliates

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•	Certain fee-based programs managed by selected dealers and other financial intermediaries that have an agreement with Mercury
•	Purchases through certain financial advisers, selected dealers, brokers, investment advisers, service providers and other financial intermediaries
•	Purchases through certain accounts over which Mercury or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares. Your financial consultant or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to distribution and account maintenance fees of 0.35%, while Class I shares are not.

Because distribution and account maintenance fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, other financial intermediary, or the Fund’s Transfer Agent at 1-888-763-2260.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant, selected securities dealer or other financial intermediary who assists you in your decision to purchase Fund shares.

Because distribution and account maintenance fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

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Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*
0-1	4.00%
1-2	4.00%
2-3	3.00%
3-4	3.00%
4-5	2.00%
5-6	1.00%
6 and after	0.00%
*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Mercury funds may not all have identical deferred sales charge schedules. In the event of an exchange for the shares of another Mercury fund, the higher charge, if any, would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old
•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers
•	Redemption in connection with participation in certain fee-based programs managed by Mercury or its affiliates
•	Redemption in connection with participation in certain fee-based programs managed by selected dealers and other financial intermediaries that have agreements with Mercury
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established

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Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. In any event, the length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule.

The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

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HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial consultant, securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial consultant or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

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If you want to	Your choices	Information important for you to know

Buy shares	First, select the share class appropriate for you	Refer to the pricing of shares table on page 21. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except:
      • $500 for certain fee-based programs
      • $100 for retirement plans
(The minimums for initial investments may be waived or reduced under certain circumstances.)

Have your financial consultant, selected securities dealer, or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Generally, any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. However, certain financial intermediaries may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a fee in connection with a purchase.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-888-763-2260 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to your investment	Purchase additional shares	The minimum investment for additional purchases is generally $100 for all accounts except:
      • $50 for certain fee-based programs
      • $1 for retirement plans
(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

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If you want to	Your choices	Information important for you to know

Add to your investment (continued)	Participate in the automatic investment plan	You may invest a specific amount in the Fund on a periodic basis through your securities dealer or other financial intermediary.
      • The current minimum for such automatic
         investments is $100. The minimum may be
waived or revised under certain circumstances.

Transfer shares to another securities dealer or other financial intermediary	Transfer to a participating securities dealer or other financial intermediary 	To transfer your shares of the Fund to another securities dealer or other financial intermediary, an authorized agreement must be in place between the Distributor and each of the transferring and receiving securities dealer or other financial intermediary. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell your shares	Have your financial consultant, selected securities dealers or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. Generally, for your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Certain securities dealers or other financial intermediaries may charge a fee in connection with a sale of shares. No processing fee is charged if you redeem the shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

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If you want to	Your choices	Information important for you to know

Sell your shares (continued)	Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-888-763-2260.

Sell shares systematically
	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. You can generally arrange through your selected dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. You must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time the Plan is established. The deferred sales charge is waived for systematic sales of shares. Ask your financial consultant or other financial intermediary for details.

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If you want to	Your choices	Information important for you to know

Exchange your shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your shares of the Fund for shares of other Mercury mutual funds or for shares of the Summit Cash Reserves Fund (“Summit”). You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another Mercury fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you own Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or Class C shares can be exchanged for Class B shares of Summit.

Some of the Mercury mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class I or Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both funds will also count when determining the holding period for a conversion from Class B to Class A shares.

To exercise the exchange privilege contact your financial consultant, securities dealers or other financial intermediary or call the Transfer Agent at 1-888-763-2260.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

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Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining share price is the next one calculated after a purchase or redemption order is placed. Net asset value is generally calculated by valuing each security at its closing price for the day. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares because Class B and Class C shares have higher distribution and transfer agency fees. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Mercury or an affiliate of Mercury, or by selected dealers or other financial intermediaries that have an agreement with Mercury, you may be able to buy Class I shares at net asset value, including through exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

MERCURY TARGET SELECT EQUITY FUND, INC.	31

[ICON] Account Choices

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“Buying a Dividend”
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into Summit. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute at least annually any net investment income and any net realized long term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your financial consultant or other financial intermediary about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends in cash, contact the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gains are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

32	MERCURY TARGET SELECT EQUITY FUND, INC.

[ICON] Account Choices

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, the Fund must withhold 31% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERCURY TARGET SELECT EQUITY FUND, INC.	33

[ICON] The Management Team

MANAGEMENT OF THE FUND

Concentrated Capital Management, L.P. manages the underlying Portfolio’s investments under the overall supervision of the Board of Trustees of the Portfolio. Because all of the Fund’s assets will be invested in the Portfolio, investment advisory services are provided only at the Portfolio level and the Fund does not have an investment adviser. As the Portfolio’s Investment Adviser, CCM has the responsibility for making investment decisions for the Portfolio and for continuously reviewing, supervising and administering the Portfolio’s investment program. The Investment Adviser also ensures compliance with the Portfolio’s investment policies and guidelines. In the future, the Portfolio expects to operate as a “manager of managers” fund under a Securities and Exchange Commission (“Commission”) exemptive order. This type of order will permit the Investment Adviser to hire or replace sub-advisers with Board of Trustees, rather than shareholder, approval.

CCM was formed on May 19, 2000. For its services, CCM is entitled to investment advisory fees of 1.0625% of the Portfolio’s average net assets, subject to adjustment depending on the Portfolio’s performance relative to a benchmark. If the Portfolio outperforms its benchmark by at least 3.00%, CCM will receive an additional fee of 0.15%. Conversely, if the Portfolio underperforms its benchmark by at least 3.00%, CCM will receive an advisory fee reduced by 0.15%. The Fund’s SAI contains detailed information about the Portfolio’s benchmark, as well as any possible performance-based adjustments to CCM’s advisory fees. These performance-based adjustments will take effect after the Portfolio has been in operation for more than one year.

The Portfolio currently has three Sub-Advisers — Turner Investment Partners, Inc., Mercury Advisors and Evergreen Investment Management Company.

Turner Investment Partners, Inc. — 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania, serves as a Sub-Adviser for a portion of the assets of the Portfolio. As of September 30, 2000, Turner had approximately $12.5 billion in client assets under management. Robert E. Turner serves as portfolio manager of the portion of the Portfolio’s assets managed by Turner. Mr. Turner has been the Chairman and Chief Investment Officer of Turner since 1990.

Mercury Advisors — Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey, serves as a Sub-Adviser for two portions of the assets of the Portfolio. As of August, 2000, Mercury and its affiliates had over $591 billion in client assets under management. Kenneth L. Chiang serves as portfolio manager of the portion of the Portfolio’s assets managed by Mercury and adopting a global investment approach. Mr. Chiang has

34	MERCURY TARGET SELECT EQUITY FUND, INC.

[ICON] The Management Team

 been a First Vice President of Mercury Advisors since 1998, was Managing Partner of Samuel Assel Management from 1997 to 19989, and was Vice President and Portfolio Manager of Mercury Advisors from 1993 to 1997.

Robert J. Mortorelli serves as portfolio manager of the portion of the Portfolio’s assets managed by Mercury and adopting a value approach to investing. Mr Mortorellli, has been a First Vice President of Mercury Advisors since 1997 and a Portfolio Manager thereof since 1987.

Evergreen Investment Management Company — 401 South Tryon Street, Charlotte, North Carolina, serves as a Sub-Adviser for a portion of the assets of the Portfolio. As of September 30, 2000, Evergreen had approximately $87.5 billion in client assets under management. Maureen Cullinane serves as portfolio manager of the portion of the Portfolios assets managed by Evergreen. Ms. Cullinane has been a Portfolio Manager with Evergreen since 1990.

Fund Asset Management, L.P. provides administrative services to the Fund. In addition, the Portfolio is subject to administrative fees pursuant to an administration agreement between the Trust and SEI Investments Fund Resources.

Stand-By Advisory Agreement — As explained below in “Structure of the Fund,” the Fund seeks to achieve its investment objectives by investing in shares of another mutual fund with the same objectives. However, the Fund may, at some time in the future, elect to terminate that arrangement and invest directly in portfolio securities. Accordingly, the Fund has entered into an advisory agreement with Mercury (the “Stand-By Advisory Agreement”), which provides that Mercury will render advisory services and be entitled to receive advisory fees only in the event that the Fund becomes a direct investor in portfolio securities. In the event that Mercury is required to provide investment advisory services pursuant to the Stand-By Advisory Agreement, Mercury would receive a fee of 1.0625% of the Fund’s average net assets.

STRUCTURE OF THE FUND

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objectives by investing all of its assets in Class I shares of the Target Select Equity Fund portfolio of the Alpha Select Funds. Investors in the Fund will acquire an indirect interest in the underlying Portfolio.

MERCURY TARGET SELECT EQUITY FUND, INC.	35

[ICON] The Management Team

Other investors, including other funds, may also invest in the Portfolio. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Portfolio from different investors may offset each other and produce a lower net cash flow.

The Fund may withdraw from the Portfolio at any time and may invest all of its assets in another pooled investment vehicle or elect to invest directly in portfolio securities. In the latter event, the Fund may require Mercury to manage the Fund’s assets pursuant to the existing Stand-By Advisory Agreement, or it may retain another investment adviser to manage its assets. Smaller investors investing in the Portfolio may be harmed by the actions of larger investors. For example, a larger investor could have more voting power than the Fund over the operations of the Portfolio.

Whenever the Portfolio holds a vote of its shareholders, the Fund will pass the vote through to its own shareholders or vote the shares of the Portfolio held by it in the same proportion as the votes of all other shareholders investing in the Portfolio. If some of the other shareholders are larger than the Fund, these other shareholders would have more voting power than the Fund over the operations of the Portfolio.

36	MERCURY TARGET SELECT EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about shares of the TIP Funds’ TIP Target Select Equity Fund (“TIP Fund”), the Portfolio’s predecessor. The Portfolio became part of the Alpha Select Funds on November 1, 2000. This information is intended to help you understand the Portfolio’s financial performance for the past five years, or, if shorter, the period of the Portfolio’s operations. Some of this information reflects financial information for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio’s financial statements, appears in the TIP Fund’s 2000 annual report. You can obtain the TIP Fund’s 2000 annual report, which contains more performance information, at no charge by calling 1-888-763-2260.

	TIP Target Select Equity Fund* For the Periods Ended September 30:
	2000	1999	1998[2]

Net Asset Value, Beginning of Period	$17.17	$10.34	$10.00

Income From Investment Operations

Net Investment Income (Loss)	(0.06)	(0.07)	—

Net Gains or Losses on Securities (both realized and unrealized)	10.74	7.80	0.35

Total From Investment Operations	10.68	7.73	0.35

Less Distributions

Distributions from net investment income	—	—	(0.01)

Distributions from capital gains	(6.01)	(0.90)	—

Total Distributions	(6.01)	(0.90)	(0.01)

Net Asset Value, End of Period	$21.84	$17.17	$10.34

Total Return[1]	74.45%	80.04%	3.50%

Ratios/Supplemental Data

Net Assets, End of Period (000)	$4,506	$1,839	$966

Ratio of Net Expenses to Average Net Assets	1.30%	1.30%	1.30	%**

Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.77%	1.30%	1.30	%**

Ratio of Net Income (Loss) to Average Net Assets	(1.02)%	(0.56)%	0.02	%**

Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	6.06%	10.19%	18.76	%**

Ratio of Investment Income (Loss) to Average Net Assets (exclude waivers and reimbursements)	(5.31)%	(9.45)%	(17.44	)%**

Portfolio Turnover Rate	1,081.55%	1,279.40%	803.02	%

*	Prior to its reorganization on November 1, 2000, the TIP Target Select Equity Fund was managed by Turner Investment Partners, Inc. under a manager of managers approach and used several sub-advisers. The TIP Target Select Equity Fund was managed by Turner under a contract that provided for an advisory fee of 1.05%, subject to a contractual agreement to waive fees and reimburse expenses to keep total operating expenses from exceeding 1.30% for a period of one year, or from exceeding 1.80% in any subsequent year.
**	Annualized.
1	Returns are for the period indicated and have not been annualized.
2	Commenced operations on January 1, 1998.
Amounts designated as "—" are either $0 or have been rounded to $0.

MERCURY TARGET SELECT EQUITY FUND, INC.	37

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MERCURY TARGET SELECT EQUITY FUND, INC.

Fund Mercury Target Select Equity Fund, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011 (888-763-2260)

Investment Adviser Concentrated Capital Management, L.P. 1150 First Avenue Park View Tower, Suite 600 King of Prussia, Pennsylvania 19406-2816

Sub-Advisers Turner Investment Partners, Inc. 1235 Westlakes Drive, Suite 350 Berwyn, Pennsylvania 19312

Mercury Advisors 800 Scudders Mill Road Plainsboro, New Jersey 08536

Evergreen Investment Management Company 200 Berkeley Street Boston, Massachusetts 02116

Administrator Fund Asset Management, L.P. 800 Scudders Mill Road Plainsboro, New Jersey 08536

Transfer Agent Financial Data Services, Inc. Administrative Offices: 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484 (888-763-2260)

Mailing Address: P.O. Box 45289 Jacksonville, Florida 32232-5289

Independent Auditors Ernst & Young LLP 2001 Market Street Philadelphia, Pennsylvania 19103

Distributor FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081

Custodian Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109

Counsel Swidler Berlin Shereff Friedman, LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174

MERCURY TARGET SELECT EQUITY FUND, INC.

To Learn More

SHAREHOLDER REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi annual reports to shareholders. In the Fund’s annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.
If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial consultant or other financial intermediary, or, if none, write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary, or the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-888-763-2260.
Contact your financial consultant, other financial intermediary, or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus, if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.
You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information in this Prospectus.
Investment Company Act File #811-10037 Code #19108-11-00 © Mercury Advisors

[LOGO] MERCURY FUNDS
2 World Financial Center, 30th Floor New York, NY 10281-6100 877-292-3341 FAM Distributors, Inc. Member NASD www.mercury funds.com

SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2000

STATEMENT OF ADDITIONAL INFORMATION

Mercury Target Select Equity Fund, Inc.
P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (888) 763-2260

 Mercury Target Select Equity Fund, Inc. (the “Fund”) is an open-end, non-diversified investment company (commonly known as a mutual fund). The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. and foreign common stocks and other equity securities of companies regardless of their market capitalization. The Fund will invest in securities of companies operating in a broad range of industries located in the U.S. and overseas. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Fund’s investment adviser, Concentrated Capital Management, L.P. (the “Investment Adviser” or “CCM”). In selecting investments, the sub-advisers employ different investment strategies: a growth strategy that emphasizes above-average earnings potential; a global strategy that focuses on small capitalization companies; a value strategy that is based on investing in all capitalization companies; and a growth strategy that invests in mid-to-large capitalization companies. Other investment strategies may be introduced as additional or replacement sub-advisers are hired. The Fund will seek to achieve its investment objective by investing all of its assets in Class I shares of the Target Select Equity Fund portfolio (the “Portfolio”) of the Alpha Select Funds (the “Trust”), which has the same investment objective as the Fund. The Fund’s investment experience will correspond directly to the investment experience of the Portfolio. There can be no assurance that the investment objective of the Fund will be realized.

The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. This permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. The Fund’s distributor is FAM Distributors, Inc.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 21, 2000 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Fund at
1-888-763-2260 or your financial consultant or other financial intermediary, or by writing to the address listed above. The Prospectus is incorporated by reference into the Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund invests all of its assets in Class I shares of the Portfolio, the successor to the TIP Funds’ TIP Target Select Equity Fund (the “TIP Fund”). The TIP Fund’s financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual and 2000 semi-annual reports to shareholders. You may request copies of the 1999 annual and 2000 semi-annual reports at no charge by calling 1-888-763-2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Concentrated Capital Management, L.P. — Investment Adviser FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is November 21, 2000


INVESTMENT OBJECTIVES AND POLICIES

 The investment objective of the Fund is to seek long-term capital appreciation. This is a fundamental policy and cannot be changed without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. and foreign common stocks and other equity securities. The Fund will invest in securities of companies operating in a broad range of industries located in the U.S. and overseas. The Fund intends to invest primarily (and, under normal circumstances, at least 65% of its total assets) in equity securities of both U.S. and foreign issuers. Reference is made to “How the Fund Invests” in the Prospectus for a discussion of the investment objective and policies of the Fund. The Fund is classified as a non-diversified mutual fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Fund’s Investment Adviser. In selecting investments, the sub-advisers employ different strategies: a growth strategy that emphasizes above-average earnings potential; a global strategy that focuses on small capitalization companies; a value strategy that is based on investing in all capitalization companies; and a growth strategy that invests in mid-to-large capitalization companies. Other strategies may be introduced as additional or replacement sub-advisers are hired.

The Investment Adviser is responsible for the continuous review, supervision and administration of the Fund’s investment program, which includes overseeing the sub-advisers. The three initial sub-advisers will be Turner Investment Partners, Inc. (“Turner”), Mercury Advisors (“Mercury”), and Evergreen Investment Management Company (“Evergreen”) (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets, and is expected to select a relatively small number of securities for its portion of the Fund’s assets, as few as 10 for its portion of the Fund per each investment strategy. Such a focused security-selection process permits each manager to act on only the investment ideas that they think have the greatest return potential.

The Fund seeks to achieve its investment objective by investing all of its assets in Class I shares of the Portfolio, which has the same investment objective, policies and strategies as the Fund. The Fund’s investment experience and results will correspond directly to the investment experience of the Portfolio. Thus, all investments are made at the level of the Portfolio. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Portfolio in which the Fund invests, unless the context requires otherwise. Reference is made to the discussion under “How the Fund Invests” and “Investment Risks” in the Prospectus for information with respect to the Fund’s investment objective and policies. There can be no guarantee that the Fund’s investment objective will be realized.

Although the Fund’s investment strategy involves investing in a relatively limited number of securities, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. This may result in higher transaction costs which could reduce the Fund’s overall performance, and may result in additional capital gains tax liabilities for shareholders.

Assets of the Fund may also be invested in shares of other investment companies, American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”). The Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and purchase fixed income securities, including securities rated below investment grade. In addition, the Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions. Debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody’s or unrated securities of comparable quality, are also known as “junk bonds.” The maximum percentage of the Fund’s assets that may be invested in securities rated below investment grade is 25%, although Fund management currently does not expect its investments in junk bonds to be significant.

Under normal circumstances, each of the Sub-Advisers may invest a portion of the assets under its management in money market instruments in order to maintain liquidity, or if securities meeting the Fund’s investment objective and policies are not otherwise reasonably available for purchase, provided that such instruments do not exceed 25% of the Fund’s total assets.

2

The Fund’s investment objective and policies are described in “How the Fund Invests” in the Prospectus. Certain types of securities in which the Fund may invest and certain investment practices that the Fund may employ are discussed more fully below.

Other Investment Policies, Practices and Risk Factors

Small and Mid-Capitalization Companies. The Fund may invest some of its assets in equity securities of small and mid-capitalization companies, which involves greater risk than is customarily associated with investments in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, these companies may be more vulnerable to adverse business or economic events than larger, more established companies. Because of these factors, the Fund believes that its shares may be suitable for investment by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risk in search of above-average long-term reward. It is not intended as a complete investment program but is designed for those long-term investors who are prepared to experience above-average fluctuations in net asset value.

 While the small and mid-capitalization issuers in which the Fund invests may offer greater opportunities for capital appreciation than large capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

The securities of small and mid-capitalization companies may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when in management’s judgment such disposition is not desirable or to make many small sales over a lengthy period of time.

While the process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small and mid-capitalization issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small and mid-capitalization issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

3

Non-Diversification Risk

The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940 (the “Investment Company Act”), which means that the Fund is not limited by the Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic or regulatory occurrence than a diversified company.

Foreign Investment Risks

The U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Risks of Investing in Foreign Securities

Foreign Market Risk. Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

 Currency Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas while a weak U.S. dollar will increase those returns.

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 European Economic and Monetary Union. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the “Maastricht Treaty”) sets out a framework for the European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”). EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities issued in participating EU countries (beginning with government and corporate bonds) have been redenominated in the euro, and are listed, traded and make dividend and other payments only in euros.

No assurance can be given that EMU will take full effect, that all of the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities that have been redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund’s investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it

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may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

 Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

 Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Debt Securities. The Fund may hold convertible and nonconvertible debt securities and preferred securities. The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. In purchasing such securities, the Fund will rely on the Investment Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

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Junk Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

 The Fund may invest in securities that are not registered under the Securities Act or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

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 144A Securities. The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board. The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Investment in Other Investment Companies. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Real Estate Investment Trusts (“REITs“). REITs are a type of pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly or indirectly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like RICs such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by the REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code in order to avoid entity level tax and to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes involving their tax status.

REITs (especially mortgage REITS) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates

8

on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates an account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Derivatives. The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Hedging. The Fund may use Derivatives for hedging purposes, including anticipatory hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

The Fund may use Derivative instruments and trading strategies including the following:

Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest

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payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk. The Fund may invest in indexed and inverse securities for hedging purposes only. When used for hedging purposes, indexed and inverse securities involve correlation risk.

Options on Securities and Securities Indices.

Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up front payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk. The Fund will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

Purchasing Call Options. The Fund may also purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

Writing Put Options. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the

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underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options — for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a “spread”). Writing a put option may involve substantial leverage risk.

The Fund is also authorized to sell put or call options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, the Fund will write only call or put options that are “covered.” A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Derivatives” below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Futures. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

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Swaps. The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets.

Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investment and their share price and yield.

Foreign Exchange Transactions.

The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a forward foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction at a future date or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in

12

consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

 The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading position limits will have any adverse impact on the portfolio strategies for hedging the Fund’s portfolio effectively.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

 It is possible that, under certain circumstances, the Fund may have to limit its currency transactions to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”); in this regard, the Fund presently intends to limit its gross income from currency hedging transactions to less than 10% of its gross income in any taxable year until such time as the Fund determines that income from such transactions need not be subject to this restriction. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

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•	Credit risk — the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.
•	Currency risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•	Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

 Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer such stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

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 Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33 1/3 % of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the collateral, which increases its yield. In certain circumstances, the Fund may receive a flat fee for its loans. The Fund may pay reasonable finder’s, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage. The Fund will enter into a reverse repurchase agreement for leveraging purposes only when the Investment Adviser believes that the interest income to be earned from the investment of the proceeds or the gain for the security to be obtained by effecting the transaction would be greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund’s securities is considered to be disadvantageous.

Borrowing and Leverage. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses of the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated

15

that observance of such covenants would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it maybe disadvantageous to do so.

The Fund at times may borrow, including from affiliates, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

 Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Asset-Backed Securities. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a longer term security. Since longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of the Fund.

Mortgage-Related Securities. Mortgage-backed securities are “pass-through“securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total

16

returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund.

Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or “stock holders.” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Receipts. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Rights. Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

Short-Term Obligations. Commercial paper (including variable amount master demand notes), bankers’ acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.

U.S. Government Securities. U.S. Government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, including GNMA, Fannie Mae, FHLMC, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Financing Corporation, Federal Home Loan Bank, Maritime Administration, Resolution Funding Corporation, Small Business Administration (SBA loan pools and the guaranteed portions of single loan sales), Student Loan Marketing Association and Washington Metropolitan Area Transit Authority. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Investment Adviser determines that the instrumentality’s credit risk makes its securities suitable for investment by the Fund.

U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).

Variable and Floating Rate Instruments. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Yankee Obligations. Yankee Obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the Commission or issue under Rule 144A under the Securities Act of 1933. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt

17

obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for the Fund will adhere to the same quality standards as those utilized or the selection of domestic debt obligations.

Zero Coupon Securities. STRIPS and Receipts (TRs, TIGRs, LYONS and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes that are non-zero coupon securities with similar maturity and credit qualities. The Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. The Fund accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Corporate Zero Coupon Securities — Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer’s failure to pay interest and repay principal in accordance with the terms of the obligation.

 Portfolio Turnover. An annual portfolio turnover rate in excess of 100% may result from the Fund’s investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser, the Sub-Advisers and their affiliates. The Fund should not be considered as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risk associated with investing in equity securities, including the risk of loss of principal.

Other Special Considerations. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund’s objectives. Short-term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund.

Investment Restrictions

 The Fund has adopted a number of fundamental and nonfundamental restrictions and policies relating to the investment of the Fund’s assets and its activities. The fundamental restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective, under the fundamental investment restrictions, the Fund may not:

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1.	Make any investment inconsistent with the diversification requirements under the Code necessary to qualify as a regulated investment company.

2.	Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.	Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

4.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein (including real estate investment trusts).

5.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.	Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

9.	Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

For purposes of fundamental investment policy (2), “industry” is determined by reference to the Standard Industrial Classification (“SIC”) codes, as defined by the Department of Commerce and published by the Securities and Exchange Commission (and as amended from time to time). Each defined SIC code is identified by a four-digit number. For purposes of this investment policy, companies are considered to be in the same industry if they have the same four-digit SIC code.

In addition, although the Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, the Fund is required to comply with certain requirements under the Code. Despite the fact that the Fund will only hold shares of the Portfolio, the Fund expects to meet the diversification requirements since those requirements allow a regulated investment company to hold shares of another regulated investment company without limitation.

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The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to the Portfolio without the approval of the holders of a majority of the interests of the Portfolio.

 In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Directors without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective. Under the Fund’s non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. The Fund invests all of its assets in shares of another registered investment company with the same investment objective, as permitted by Section 12(d)(1)(E) of the Investment Company Act, which allows an investment company to acquire the shares of another investment company if the acquiring investment company’s only investment securities are shares of the acquired investment company. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors of the Corporation are not subject to the limitations set forth in this investment restriction.

(c) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

(d) Lend its portfolio securities, if, as a result, more than 33% of its total assets would be lent to other parties.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Trust has adopted investment restrictions substantially identical to the foregoing, which are non fundamental policies of the Trust and may be changed with respect to the Portfolio by the Trustees of the Trust.

The staff of the Commission has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Trust have adopted an investment policy pursuant to which neither the Portfolio nor the Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund or Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund or Portfolio and margin deposits on the Fund or Portfolio’s existing OTC options on futures contracts exceed 15% of the net assets of the Fund or Portfolio, taken at market value, together with all other assets of the Fund or Portfolio which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund or Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value

20

of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund or Portfolio and may be amended by the Trustees or the Directors without the approval of the shareholders. However, the Directors or Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

Portfolio securities of the Portfolio and the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their trustees, directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

 Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with Mercury Advisors, the Fund and Portfolio are prohibited from engaging in certain transactions involving Merrill Lynch or any of its affiliates, except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Without such an exemptive order, the Fund and the Portfolio would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund’s investments are limited, however, in order to allow the Fund to qualify as a “regulated investment company” under the Code. See “Dividends and Taxes — Taxes.” To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Portfolio Turnover

 The Fund will effect portfolio transactions without regard to holding period only if, in its management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the Fund’s investment policies, under certain market conditions, the Fund’s portfolio turnover may be higher than that of other investment companies. Accordingly, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in correspondingly higher brokerage commission expenses and may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends. High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Portfolio. See “Dividends and Taxes.”

For the fiscal years ended September 30, 1998, 1999 and 2000 the portfolio turnover rates of the Portfolio’s predecessor, the TIP Funds’ TIP Target Select Equity Fund, were 803.02%, 1,279.4% and 1,081.55%, respectively.

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MANAGEMENT OF THE FUND

Directors and Officers

 The Board of Directors of the Fund consists of six individuals, four of whom are not “interested persons” of the Fund as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011. The management of the Portfolio is described in Part B of Post Effective Amendment No. 12 to the Registration Statement on Form N-1A of Alpha Select Funds, filed with the SEC pursuant to the Securities Act of 1933 on August 9, 2000 (File No. 33-70958), which is incorporated herein by reference.

JEFFREY M. PEEK (53) — Director and President(1)(2) — President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Mercury Advisors (“Mercury”) since 1997; President and Director of Princeton Services, Inc. since 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) since 1997; Co-Head of Merrill Lynch Investment Banking Division from March 1997 to December 1997; Director of Merrill Lynch Global Securities Research and Economics Division from 1995 to 1997; Head of Merrill Lynch Global Industries Group from 1993 to 1995.

 TERRY K. GLENN (59) — Director and Executive Vice President(1)(2) — Executive Vice President of MLIM and Mercury since 1983; Executive Vice President and Director of Princeton Services, Inc. since 1993; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

DAVID O. BEIM (60) — Director(2)(3) — 410 Uris Hall, Columbia University, New York, New York 10027. Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound U.S.A. since 1997; Chairman of Wave Hill, Inc. since 1980.

JAMES T. FLYNN (60) — Director(2)(3) — 340 East 72nd Street, New York, New York 10021. Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.

W. CARL KESTER (48) — Director(2)(3) — Harvard Business School, Morgan Hall 393, Soldiers Field, Boston, Massachusetts 02163. Industrial Bank of Japan Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; James R. Williston Professor of Business Administration of Harvard University Graduate School of Business from 1997 to 1999; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.

KAREN P. ROBARDS (50) — Director(2)(3) — Robards & Company, 173 Riverside Drive, New York, New York 10024. President of Robards & Company, a financial advisory firm, for more than five years; Director of Enable Medical Corp. since 1996; Director of Cine Muse Inc. since 1996; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.

PETER JOHN GIBBS (42) — Senior Vice President(1)(2) — 33 King William Street, London, EC4R 9AS, England. Chairman and Chief Executive Officer of Merrill Lynch Investment Managers International Limited since 1998; Director of Mercury Asset Management Ltd. since 1993; Director of Mercury Asset Management International Channel Islands Ltd. since 1997.

DONALD C. BURKE (40) — Treasurer and Vice President(1)(2) — Senior Vice President and Treasurer the Investment Adviser and of MLIM since 1999; Senior Vice President and Treasurer of Princeton Services, since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

 ALLAN J. OSTER (37) — Secretary(1)(2) — Vice President (Legal Advisory) of MLIM since 2000; Consultant (Legal Advisory) of MLIM since 1999; Associate of Drinker Biddle & Reath LLP from 1996 to 1999; Senior Counsel of U.S. Securities and Exchange Commission from 1991 to 1996.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	Such Director or officer is a trustee, director or officer of other investment companies for which MLIM and the administrator, Fund Asset Management, L.P., or their affiliates, act as investment adviser.
(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of Directors not affiliated with MLIM or with an affiliate of MLIM (each a “non-interested Director”).

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 As of October 23, 2000 the officers and Directors of the Fund as a group (nine persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

Compensation of Directors

 The Fund pays each non-interested Director, for service to the Fund, a fee of $1,500 per year plus $500 per Board meeting attended. The Fund also compensates each member of the Audit and Nominating Committee (the “Committee”), which consists of all of the non-interested Directors, at a rate of $500 per year. The Fund reimburses each non-interested Director for his/her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table sets forth the aggregate compensation the Fund expects to pay to the non-interested Directors for their first full fiscal year and the aggregate compensation paid by all investment companies advised by Mercury or its affiliates (“Mercury and Affiliates — Advised Funds”) to the non-interested Directors for the calendar year ending December 31, 1999.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Mercury and Affiliates Advised Funds Paid to Directors(1)
David O. Beim	4,000	None	47,667
James T. Flynn	4,000	None	89,667
W. Carl Kester	4,000	None	89,667
Karen P. Robards	4,000	None	47,667

(1)	In addition to the Fund, the Directors served on other Mercury and Affiliates-Advised Funds as follows: Mr. Beim (1 registered investment company consisting of 2 portfolios); Mr. Flynn (3 registered investment companies consisting of 8 portfolios); Mr. Kester (3 registered investment companies consisting of 8 portfolios); and Ms. Robards (1 registered investment company consisting of 2 portfolios).

The Directors of the Fund may purchase Class I shares of the Fund at net asset value. See “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privileges of Certain Persons.”

Administration Arrangements

 The Fund has entered into an administration agreement with Fund Asset Management, L.P. (“FAM” or the “Administrator”) as Administrator (the “Administration Agreement”). The Administrator receives no fees for its services to the Fund.

The Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Administrator is also obligated to pay, or cause its affiliate to pay, the fees of those Officers, Directors and Trustees who are affiliated persons of the Administrator or any of its affiliates. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by FAM Distributors, Inc. (the “Distributor”)), including, among other things, taxes, expenses for legal, accounting and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and Financial Data Services, Inc. (the “Transfer Agent”), expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of its shares. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.” Accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services.

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Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year with respect to the Fund if approved annually (a) by the Board of Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to the Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

In addition, the Portfolio is subject to administrative fees pursuant to an administration agreement between the Trust and SEI Investments Fund Resources. For the fiscal years ended September 30, 1998, 1999 and 2000, the Portfolio’s predecessor, the TIP Funds’ TIP Target Select Equity Fund, paid SEI Investments Management Corporation, which is the owner of all beneficial interest in SEI Investments Fund Resources, administration fees of $0, $85,433 and 65,000, respectively.

Management and Advisory Arrangements

Investment Advisory Services and Fees. The Fund invests all of its assets in Class I shares of the Portfolio. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust.

The Trust, on behalf of the Portfolio, has entered into an investment advisory agreement with Concentrated Capital Management as Investment Adviser (the “Investment Advisory Agreement”). CCM is a professional investment management firm formed on May 19, 2000. Greg Berlacher is the Chairman of the Investment Adviser. Under the Investment Advisory Agreement, the Investment Adviser continuously reviews, supervises and administers the Portfolio’s investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Investment Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Portfolio’s Sub-Advisers, and directly manages assets of the Portfolio not allocated to the Sub-Advisers. The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement as to the Portfolio after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolio, by a majority of the outstanding shares of the Portfolio, on not less than 30 days’ nor more than 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 90 days’ written notice to the Trust.

The Investment Adviser’s investment advisory fee may be adjusted based on the Fund’s total return performance as compared to the Portfolio’s benchmark, the Russell 3000 Index. Under the schedule set forth below, the Investment Adviser’s base advisory fee for the Fund may be increased or decreased if the Fund outperforms or underperforms its stated benchmark.

The Portfolio will pay the Investment Adviser its base fee on a monthly basis. The Investment Adviser pays the Sub-Adviser out of the advisory fees it receives from the Portfolio. Commencing one year from the Portfolio’s beginning of operations, the Investment Adviser’s fee will be paid by including an increase or decrease in the basic fee based on the Portfolio’s performance.

For purposes of the performance adjustments, the investment performance of the Portfolio for any period is expressed as a percentage of the Portfolio’s net asset value per share at the beginning of the period. This percentage is equal to the sum of (i) the change in the Portfolio’s net asset value per share during the period; (ii) the value of the Portfolio’s cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Portfolio for undistributed realized long-term capital gains. The investment record for a specific index is expressed as a

24

percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

	Investment Advisory Fee
Fund Name	Low	Base	High
Target Select Equity Fund	0.9125%	1.0625%	1.2125%

 The Investment Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Class I shares of the Portfolio from exceeding 1.22% for a period of one year, or from exceeding 1.50% in any subsequent year. The contractual waiver agreement between the Investment Adviser and Alpha Select Funds, on behalf of the Fund, commenced on August 9, 2000, is for a term of one year, and is renewable upon the written agreement of the parties for additional one-year periods.

TIP Funds has paid no advisory or sub-advisory fees since its inception on January 1, 1998. For the fiscal years ended September 30, 1998, 1999 and 2000, Turner Investment Partners, Inc. (adviser to the Portfolio’s predecessor, the TIP Funds’ TIP Target Select Equity Fund) reimbursed expenses of the fund of $47,875, $104,563 and $113,417 respectively, and waived advisory fees of $6,656, $13,999 and $36,752 respectively, in accordance with the terms of its contractual agreement with the Portfolio.

Special Considerations Regarding the Multi-Adviser Approach

The Investment Adviser oversees the portfolio management services provided to the Portfolio by each of its Sub-Advisers. Subject to the review of the Trust’s Board of Trustees, the Investment Adviser monitors each Sub-Adviser to assure that the Sub-Adviser is managing its segment of the Portfolio consistently with the Portfolio’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in Subchapter M of the Code. The Investment Adviser also provides the Portfolio with certain administrative services, including maintenance of certain Portfolio records and assistance in the preparation of the Portfolio’s registration statement under federal and state laws. Because each Sub-Adviser will be managing its segment of the Portfolio independently from the other Sub-Advisers, the same security may be held in two different segments of the Portfolio, or may be acquired for one segment of the Portfolio at a time when the Sub-Adviser of another segment deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity markets is appropriate for their segments of the Portfolio. Because each Sub-Adviser directs the trading for its own segment of the Portfolio, and does not aggregate its transactions with those of the other Sub-Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio.

Because each segment of the Portfolio may perform differently from the other segments depending upon the investment style employed, the investments held and changing market conditions, one segment may be larger or smaller at various times than the other segments. Periodically, capital activity will be apportioned to preserve the initial allocation designated for each segment’s investment style. However, the Investment Adviser may, subject to review by the Trustees, allocate new investment capital differently. This action may be necessary, if for example, a Sub-Adviser determined that it desires no additional investment capital for a segment or if an investment style becomes out of favor or more profitable than other investment styles.

Manager of Managers Option

The Trust may, in the future, seek to achieve its investment objective by using a “manager of managers” structure. Under a manager of managers structure, CCM would act as investment adviser in much the same way as is currently contemplated. However, as manager of managers, the Investment Adviser would be permitted, subject to direction from and oversight by the Board of Trustees, to allocate and reallocate the Portfolio’s assets among sub-advisers, and to recommend that the Board of Trustees hire, terminate or replace sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisers for the Portfolio, the Portfolio anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies.

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Before it can operate using a manager of managers structure, the Trust and the Investment Adviser will have to obtain exemptive relief from the Commission to permit such an arrangement. The Trust has requested this relief from the Commission. There is no assurance that such an order will be granted by the Commission. The initial shareholder of the Portfolio voted to vest authority to implement a manager of managers structure with the Trustees, and such a structure may be adopted without shareholder approval. However, shareholders of the Portfolio will be given at least 30 days’ prior written notice of any such change, and any such change would only be made if the Trustees determine that it would be in the best interests of the Portfolio and its shareholders. In making that determination, the Trustees will consider, among other factors, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.

The Sub-Advisers

The Sub-Advisory Agreements provide that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

After the first two years, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of the Portfolio or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Each Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolio, by a majority of the outstanding shares of the Portfolio, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser on 90 days’ written notice to the Trust.

 The Portfolio currently has three Sub-Advisers — Turner Investment Partners, Inc., Mercury Advisors and Evergreen Investment Management Company (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Turner Investment Partners, Inc. — Turner Investment Partners, Inc. (“Turner”), 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania serves as a Sub-Adviser for a portion of the assets of the Portfolio. As of September 30, 2000, Turner had approximately $12 billion in client assets under management.

Mercury Advisors — Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury”), 800 Scudders Mill Road, Plainsboro, New Jersey serves as a Sub-Adviser for a portion of the assets of the Portfolio. As of August, 2000, Mercury Advisors and its affiliates had over $591 billion in client assets under management.

Evergreen Investment Management Company — Evergreen Investment Management Company (“Evergreen”), 401 South Tryon Street, Charlotte, North Carolina, serves as a Sub-Adviser for a portion of the assets of the Portfolio. As of September 30, 2000, Evergreen had over $87.5 billion in client assets under management.

Each Sub-Adviser will manage a portion of the Portfolio’s assets, which allocation is determined by the Trustees upon the recommendation of the Investment Adviser. Each Sub-Adviser makes the investment decisions for the assets of the Portfolio allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, each of the Sub-Advisers is entitled to receive a base fee from the Investment Adviser, which is calculated daily and paid quarterly, at an annual rate, for Turner, of 0.65%, for Evergreen, 0.65% and, for Mercury, for the portions of the Portfolio it expects to manage, 1.00% and 0.75%, respectively, of the average daily net assets of the Portfolio allocated to it.

 In addition, after the Portfolio has operated for one year, the Investment Adviser will contribute to a bonus pool out of the revenues it receives as investment adviser to the Portfolio. This bonus pool will be used to provide additional compensation to Sub-Advisers that outperform the benchmark index designated for each investment style by 3.00% or more.

For each of the fiscal year ended September 30, 1999 and September 30, 2000, Clover Capital Management, Inc. and Penn Capital Management Company, Inc. (sub-advisers to the Portfolio’s predecessor, the TIP Funds’ TIP Target Select Equity Fund) received net advisory fees of 0%.

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For purposes of the performance adjustments, the investment performance of the Portfolio for any period is expressed as a percentage of the Portfolio’s net asset value per share at the beginning of the period. This percentage is equal to the sum of (i) the change in the Portfolio’s net asset value per share during the period; (ii) the value of the Portfolio’s cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Portfolio for undistributed realized long-term capital gains. The investment record for a specific index is expressed as a percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

 Stand-By-Advisory Agreement. The Fund may, at some time in the future, elect to terminate the arrangement whereby it invests in shares of another mutual fund in order to achieve its objectives and invest directly in portfolio securities. Accordingly, the Fund has entered into an advisory agreement with Mercury (the “Stand-By Advisory Agreement”), which provides that Mercury will render advisory services and be entitled to receive advisory fees only in the event that the Fund becomes a direct investor in portfolio securities. In the event that Mercury is required to provide investment advisory services pursuant to the Stand-By Advisory Agreement, Mercury would receive a fee of 1.0625% of the Fund’s average net assets.

FAM, which is a wholly owned subsidiary of ML & Co., a financial services holding company and the parent of Merrill Lynch. ML & Co. and Princeton Services, Inc., the partners of FAM, are “controlling persons” of Mercury as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Unless earlier terminated, the Stand-By Advisory Agreement will continue in effect for two years from its effective date and thereafter remain in effect from year to year if approved annually by (i) the Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to the Stand-By Advisory Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives annual fee ranging from $11.00 to $23.00 per account (depending on the level of services required) but is set at 0.10% for certain accounts that participate in certain fee-based programs. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $0.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co.

Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor with respect to each class of Fund shares in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to financial intermediaries and potential investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

 The Board of Trustees of the Trust, the Board of Directors of the Fund, the Investment Adviser, Mercury and the Distributor (each, a “Rule 17j-1 Organization”) have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (together the “Codes of Ethics”). The Codes of Ethics significantly restrict the personal

27

investing activities of all employees of the Rule 17j-1 Organizations and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

 The Codes of Ethics require that all employees of the Rule 17j-1 Organizations pre-clear any personal securities investment (with limited exceptions, such as mutual funds, high quality short term securities and direct obligations of the U.S. government). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Rule 17j-1 Organizations include a ban on acquiring any securities in a “hot” initial public offering and investment personnel are prohibited from profiting on short term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser or Sub-Advisers. Furthermore, the Codes of Ethics provide for trading “blackout periods” which prohibit trading by investment personnel of the Fund within seven calendar days before or after trading by the Fund in the same or an equivalent security.

Turner and Evergreen have adopted Codes of Ethics substantially similar to the Codes of Ethics described above.

PURCHASE OF SHARES

Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A bears the expenses of the ongoing distribution and the account maintenance fees and Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which, as applicable, the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan). Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

 FAM Distributors, Inc., an affiliate of Mercury and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P. O. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for the Fund.

The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day’s offering price. However, certain financial intermediaries may require submission of orders prior to that time.

The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price

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change. Certain securities dealers or other financial intermediaries may charge a fee in connection with a purchase. For example, the fee charged by Merrill Lynch is currently $5.35. Purchase made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class I and Class A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there are distribution and account maintenance fees imposed on Class A shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the distribution and account maintenance fees. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Mercury funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A distribution and account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class I Investors. Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors that currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers, selected dealers, brokers, investment advisers, service providers and other financial intermediaries. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of Mercury and Affiliates-Advised Funds, including the Corporation, and to employees of certain selected dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which Mercury or an affiliate exercises investment discretion.

     The Distributor may reallow discounts to selected dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers or other financial intermediaries. Since securities dealers or other financial intermediaries selling Class I and
Class A

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shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”) into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

Purchase Privileges of Certain Persons. Members of the Board of Directors of the Fund and Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes Mercury, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected dealers or other financial intermediaries, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The

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Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

Class I and Class A shares are also offered at net asset value to certain accounts over which Mercury or an affiliate exercises investment discretion.

Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge (“CDSC”) upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected dealer or other financial intermediary.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers, selected dealers, brokers, investment advisers, service providers and other financial intermediaries.

Deferred Sales Charge Alternatives — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares — Determination of Net Asset Value” below.

Contingent Deferred Sales — Class B Shares

Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

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The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	4.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
6 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

As discussed in the Prospectus under “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options,” while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an IRA or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

The charge may also be reduced or waived in other instances, such as: (c) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (d) redemptions in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates; (e) redemptions in connection with participation in certain fee-based programs managed by selected dealers and other financial intermediaries that have agreements with the Investment Adviser; or (f) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established.

Employer-Sponsored Retirement or Saving Plans and Certain Other Arrangements. Certain employer-sponsored retirement or saving plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected dealer or other financial intermediary.

Conversion of Class B Shares to Class A Shares. As discussed in the Prospectus under “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options,” Class B shares of equity Mercury mutual funds convert automatically to Class A shares approximately eight years after purchase (the

32

“Conversion Period”). Class A shares are subject to an ongoing account maintenance fee of 0.25% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on Conversion Date, without the imposition of any sales charge, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. [If at the Conversion Date the conversion of Class B shares to Class A shares of the Fund is a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.][Confirm.]

The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares (“Class B Retirement Plans”). When the first share of any Mercury mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between Mercury mutual funds and the Class B Retirement Plan was established), all Class B shares of all Mercury mutual funds held in that Class B Retirement Plan will be converted into Class A shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class A shares of the appropriate funds at net asset value per share.

The Conversion Period may also be modified for investors who participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs” below.

Contingent Deferred Sales Charges — Class C Shares. Class C shares are subject only to a one-year 1% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. The Class C CDSC may be waived in connection with participation in certain fee-based programs, involuntary termination of an account in which Fund shares are held, and withdrawals through the Systematic Withdrawal Plan.

In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of selected dealers or other financial intermediaries related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial intermediaries for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase.

The Distributor compensates financial intermediaries for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from CDSC and the ongoing distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) or other financial intermediaries related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial intermediaries for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Purchase of Shares — Distribution Plans” above. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See “Purchase of Shares — Limitations on the Payment of Deferred Sales Charges” above.

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Distribution Plans

Reference is made to “Account Choices — Pricing of Shares” in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

The Distribution Plan for the Class A shares provides that the Fund pays the Distributor distribution and account maintenance fees relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.35% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor for providing, or arranging for the provision of, distribution and account maintenance activities. The Distribution Plan for each of the Class B and Class C shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor for providing, or arranging for the provision of, account maintenance activities.

The Distribution Plan for each of the Class B and Class C shares provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor for providing, or arranging for the provision of, shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate financial intermediaries in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund’s Class B and Class C shares.

The payments under the Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act, and are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Board of Directors of the Corporation for their consideration in connection with their deliberations as to the continuance of the Class A, Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a “fully allocated accrual” basis and quarterly on a “direct expense and revenue/cash” basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and selected dealers or other financial intermediaries in connection with the Class A, Class B and Class C shares, and there is no assurance that the Board of Directors of the Corporation will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Board of Directors of the Corporation will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares to Class A shares as set forth under “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

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In their consideration of each Distribution Plan, the Board of Directors of the Fund must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”) imposes a limitation on certain asset-based sales charges such as the distribution fee and or the CDSC borne by the Class A, Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class A, Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

REDEMPTION OF SHARES

Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/UTMA accounts”).

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Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Fund’s Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption request should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to UGMA/UTMA accounts, Joint Tenancies with Right of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

 A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-888-763-2260. The request must be for an amount less than $50,000.00 and be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholders of record, fund are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemptions may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal Funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days.

 In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

 The Fund will also repurchase shares through a shareholder’s listed selected securities dealer or other financial intermediary. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Generally, shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of business on the NYSE (generally the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. However, certain financial intermediaries may require submission of

36

orders prior to that time. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

 These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Selected securities dealers or other financial intermediaries may charge a fee in connection with a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other securities dealers or other financial intermediaries may be higher or lower. Repurchases directly through the Fund’s Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

Reinstatement Privilege — Class I and Class A Shares

Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Account Choices — How Shares are Priced” in the Prospectus.

 The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Administrator and the Distributor, and the advisory fees payable indirectly by the Portfolio to the Investment Adviser, are accrued daily.

The principal assets of the Fund will normally be its interest in the underlying Portfolio, which will be valued at its net asset value. Net asset value is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily.

The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and the higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per the share net asset value of Class A shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share

37

net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

 Portfolio securities, including ADRs, EDRs and GDRs, that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Portfolio writes an option, the amount of the premium received is recorded on the books of the Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including financial futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The value of such securities used in the computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value.

Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each day the NYSE is open for trading. The value of each investor’s (including the Fund’s) interest in the Portfolio will be determined after the close of business on the NYSE by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Portfolio. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio after the close of business of the NYSE on the next determination of net asset value of the Portfolio.

For the fiscal years ended September 30, 1998, 1999 and 2000 the portfolio turnover rates of the Portfolio’s predecessor, the TIP Funds’ TIP Target Select Equity Fund, were 803.02%, 1,279.40% and 1,081.55% respectively.

For the fiscal years ended September 30, 1998, 1999 and 2000 the Portfolio’s predecessor, the TIP Funds’ TIP Target Select Equity Fund, paid brokerage commissions of $13,856, $28,450 and $43,779.20 respectively.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Because the Fund will invest exclusively in shares of the Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Portfolio. Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the supervision of the execution of the Portfolio’s portfolio transactions and the allocation of brokerage by each Sub-Adviser. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Sub-Advisers seek to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Sub-Advisers generally seek reasonable competitive commission rates, the Portfolio does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Sub-Advisers may consider sales of shares of the Portfolio as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust; however, whether or not a particular broker or dealer sells shares of the Portfolio neither qualifies nor disqualifies such broker or dealer to execute transactions for the Trust.

 Subject to obtaining the best net results, brokers who provide supplemental investment research services to the Sub-Advisers may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Advisers under each Sub-Advisory Agreement and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Sub-Advisers the Trust will benefit from supplemental research services, the Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Sub-Advisers exercise investment discretion. Conversely, the Trust may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

The Trust anticipates that its brokerage transactions involving securities of issues domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transactions costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The Trust’s ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

The Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates,

39

in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted by an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objectives and Policies — Investment Restrictions.”

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliate and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust.

The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Portfolio brokerage commissions and other expenses of portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Portfolio to the Investment Adviser. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Sub-Advisers or affiliates, when one or more clients of the Sub-Advisers or affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which a Sub-Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of a Sub-Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply or securities being sold, there may be an adverse effect on price.

Computation of Offering Price Per Share

The offering prices for Class I, Class A, Class B and Class C shares of the Fund based on the projected value of the Fund’s estimated net assets and the projected number of shares outstanding on the date its shares are offered for sale to the public investors, is calculated as set forth below:

	Class I	Class A	Class B	Class C
Net Assets	$25,000	$25,000	$25,000	$25,000
Number of Shares Outstanding	$ 2,500	$ 2,500	$ 2,500	$ 2,500
Net Assets Value Per share (net assets divided by number of shares outstanding)	10.00	10.00	10.00	10.00
Sales charge (for Class I and Class A Shares: 5.25% of Offering Price; (5.54% of net amount invested))*	0.55	0.55	**	**
Offering Price	$ 10.55	$ 10.55	$ 10.00	$ 10.00

*	Rounded to the nearest one-hundreth percent; assumes maximum sales charge is applicable.
**	Class B and Class C Shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Account Choices — Class B and Class C Shares — Deferred Sales Charge Options” in the Prospectus and “Redemption of Shares — Deferred Sales Charges — Class B and Class C Shares” herein.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans described below can be obtained from the Fund, the Distributor or your selected dealer or other financial intermediary.

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Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

The Fund does not issue share certificates. Shareholders may transfer their Fund shares to another securities dealer or other financial intermediary that has an authorized agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an authorized agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agreement for those shares. The shareholder may also request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer or other financial intermediary has entered into an authorized agreement or not.

Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from a selected dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer or other financial intermediary for those shares.

Automatic Investment Plan

A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or other financial intermediary or by mail directly to the Transfer Agent, acting as agent for such securities dealer or other financial intermediary. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, by written notification to their selected dealer or other financial intermediary the shareholder’s account is maintained with a selected dealer or other financial intermediary or by written notification or by telephone (1-888-763-2260) to the Transfer Agent, if the account is maintained with the Transfer Agent, elect to have subsequent dividends, paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

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Systematic Withdrawal Plan

A shareholder may elect to make withdrawals from an Investment Account of Class I, Class A, Class B or Class C shares in the form of payments by check or through automatic payment by direct deposit to such shareholder’s bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value determined as described herein on the first, second, third or fourth Monday of each month, or the first, second, third or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Fund’s Transfer Agent or the Distributor.

Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options” in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

Retirement and Education Savings Plans

The minimum initial purchase to establish a retirement or an education savings plan is $100. Dividends received in each of the retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Exchange Privilege

U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Mercury mutual funds and Summit. The exchange privilege does not apply to any other funds. Under the Fund’s pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund.

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If the Class I shareholder wants to exchange Class I shares for shares of a second fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund. Class A, Class B and Class C shares are exchangeable with shares of the same class of other Mercury mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is “tacked” to the holding period of the newly acquired shares of the other fund as more fully described below. Class I, Class A, Class B and Class C shares also are exchangeable for shares of Summit, a money market fund specifically designated for exchange by holders of Class I, Class A, Class B or Class C shares. Class I and Class A shares will be exchanged for Class A shares of Summit, and Class B and Class C shares will be exchanged for Class B shares of Summit. Summit Class A and Class B shares do not include any front-end sales charge or CDSC; however, Summit Class B shares pay a 12b-1 distribution fee of 0.75% and are subject to a CDSC payable as if the shareholder still held shares of the Mercury fund used to acquire the Summit Class B shares.

Exchanges of Class I or Class A shares outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit (“new Class I or Class A shares”) are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, dividend reinvestment Class I and Class A shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

In addition, each of the funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively (or, in the case of Summit, Class B shares) (“new Class B or Class C shares”), of another Mercury mutual fund or of Summit on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund (“new Mercury Fund”) after having held the Fund’s Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by “tacking” the two-and-a-half year holding period of the Fund’s Class B shares to the four-year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.

Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their financial intermediary, who will advise the Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed exchange application.

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Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-888-763-2260. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from the shareholder of record must be obtained.

 The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants are divorced or the address has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

Fee-Based Programs

Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in certain Programs, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program’s client agreement and from the shareholder’s selected dealer or other financial intermediary.

DIVIDENDS AND TAXES

Dividends

The Fund intends to distribute substantially all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund’s shareholders annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

See “Shareholder Services — Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See “Pricing of Shares — Determination of Net Asset Value.” Within 60 days after the end of the Fund’s taxable year, each shareholder will receive notification summarizing the dividends he or she received that year. This notification will also indicate whether those dividends should be treated as ordinary income or long-term capital gains.

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Taxes

The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class I, Class A, Class B and Class C shareholders (“shareholders”). The Fund intends to distribute substantially all of such income.

To qualify for this treatment, the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts (the “Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by (A) cash, U.S. Government securities and securities of other regulated investment companies, and (B) other securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies).

 The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by the Fund from its ordinary income or from an excess of net realized short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, Distributions made from an excess of net long term capital gains over net short term capital losses (including gains from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares. The maximum long-term capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum corporate tax rate for ordinary income.

The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Code’s distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

 Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain or ordinary income dividends. A portion of the dividends paid by the Fund out of dividends derived from certain corporations located in the U.S. may be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Pursuant to the Fund’s investment objectives, the Fund may invest in foreign securities. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund, but such foreign taxes will be deductible by the Fund in computing its investment company taxable income.

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Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period of the converted Class B shares.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, long-term capital gains are taxable at the same rates as ordinary income. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long term capital gain dividends with respect to such shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring shares of the Fund, then any loss recognized on the exchange will be reduced (or any gain increased) to the extent the sales charge paid to the Fund reduces any sales charge that would have been owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

 Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and if more than 50% in the value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information

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needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark to market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long term and 40% short term capital gain or loss.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

Special Rules for Certain Foreign Currency Transactions

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

 Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gains or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income dividends. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend, distributions and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in the Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder’s basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

Other Tax Matters

Like other mutual funds, the Fund must qualify as a RIC under the Internal Revenue Code in order to be able to avoid tax at the Fund level by means of a special dividends paid deduction. To qualify as a RIC, the Fund must meet certain income and asset diversification requirements. Where, as here, the Fund will invest substantially all

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of its assets in shares of the Portfolio, which is another RIC, the income requirements for RIC qualification will necessarily be met. Furthermore, despite the fact that the Fund will only hold shares of the Portfolio, the diversification requirements will be met since those requirements allow a RIC to hold shares of another RIC without limitation.

The structure does create two tax issues although the Fund does not expect either to have a material effect on the Fund or its shareholders. First, a RIC, such as the Fund, which invests in shares of another RIC, is never in a position to pay exempt-interest dividends because a condition of a RIC’s ability to pay such dividends is that at least 50% of the RIC’s assets consist of tax-exempt securities. However, given its investment objectives, the Fund expects that it would never be in a position to pay exempt-interest dividends even if it were investing directly in the underlying portfolio securities of the Portfolio. Second, the Fund would not be able to pass through its share of foreign taxes paid by the Portfolio to the Fund’s shareholders and to allow the shareholders to claim such taxes as a foreign tax credit. However, this is only possible if at least 50% of the Fund’s portfolio consists of stock or securities of foreign corporations, and, given the investment parameters of the Fund, it is unlikely that it would ever be in a position to pass foreign taxes paid through to the shareholders even if it were investing directly in the underlying portfolio securities of the Portfolio.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Ordinary income and capital gains dividends and gains from the sale or exchange of Fund shares may also be subject to state and local taxes.

Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

 Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and the maximum sales charge in the case of Class I and Class A shares.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

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 Set forth below is total return information for TIP Fund shares, the Portfolio’s predecessor for the periods indicated.

	Average Annual Total Return (including maximum applicable sales charges) Expressed as a percentage based on a hypothetical $1,000 investment
Period	Class I and Class A Shares	Class B Shares	Class C Shares
October 1, 1999 - September 30, 2000	65.29%	70.45%	73.45%
January 1, 1998 - September 30, 2000 (since inception)	50.52%	52.99%	53.50%

Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance of the Fund. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, the Fund may compare its performance to various indices including the Standard & Poor’s 500 Index, the Dow Jones Industrial Average or other market indexes or published indices, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine, CDA Investment Technology, Inc. or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historical performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include the Fund’s Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. The Fund may from time to time quote in advertisements or other materials other applicable measures of performance and may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

 The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Fund is a Maryland corporation incorporated on August 3, 2000. It has an authorized capital of 500,000,000 shares of Common Stock, par value $.0001 per share, of which the Fund is authorized to issue 125,000,000 shares of each of Class I, Class A, Class B and Class C shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of directors of the Fund (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall

49

have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

 There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Shareholders may, in accordance with the terms of the Articles of Incorporation and the By-laws, cause a special meeting of shareholders to be held for the purpose of voting on the removal of directors. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above or upon the death, resignation or retirement of one or more directors, the directors shall continue to hold office and appoint successor directors. Each class or series of capital stock shall be entitled to dividends and distributions as determined by the Board of Directors, and dividends and distributions paid with respect to various classes or series may vary. Dividends on a class or series may be declared or paid only out of net assets of that class or series. Expenses allocable to a particular class or series may be borne solely by that class or series. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one class. Shares issued and delivered pursuant to this registration statement will be fully-paid and non-assessable by the Fund.

The Trust is organized as a Delaware business trust. Whenever the Fund is requested to vote on any matter relating to the Portfolio or the Trust, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by its shareholders or vote the shares of the Portfolio or the Trust held by it in the same proportion as the votes of all other funds invested in the Portfolio. If some of the other such funds are larger than the Fund, these other funds would have more voting power than the Fund over the operations of the Portfolio or the Trust.

Independent Auditors

Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

Brown Brothers Harriman & Co. (the “Custodian”), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund’s assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the “Transfer Agency Agreement”). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is counsel for the Fund.

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Reports to Shareholders

 The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

 FAM provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption. To the extent the organizational expenses of the Fund are paid by the Fund, they will be expensed and immediately charged to net asset value. See “Determined of Net Asset Value.” Prior to the offering of the Fund’s shares, FAM will be the Fund’s sole shareholder and deemed a controlling person of the Fund.

To the knowledge of the Fund, as of October 23, 2000, only FAM owned beneficially or of record 5% or more of any class of shares of the Fund or of all classes of Fund shares in the aggregate.

As of October 23, 2000, the Directors and officers of the Fund as a group (nine persons) owned an aggregate of less than 1% of the outstanding shares of the Fund and Mercury’s parent corporation.

FINANCIAL STATEMENTS

The TIP Funds’ TIP Target Select Equity Fund’s financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual and 2000 semiannual reports to shareholders. You may request copies of the annual and semiannual reports at no charge by calling 1-888-763-2260 between 8:00 a.m. to 8:00 p.m. on any business day.

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REPORT OF INDEPENDENT AUDITORS

To the Shareholder and Board of Directors Mercury Target Select Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mercury Target Select Equity Fund, Inc. (the “Fund”) as of October 18, 2000. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Mercury Target Select Equity Fund, Inc. at October 18, 2000, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania October 30, 2000

52

MERCURY TARGET SELECT EQUITY FUND, INC Statement of Assets and Liabilities October 18, 2000

ASSETS:
Cash	$100,000
Prepaid offering costs (Note 3)	171,000

Total assets	271,000

LIABILITIES:
Liabilities and accrued expenses	171,000

NET ASSETS:	$100,000

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.0001 par value, 125,000,000 shares authorized	$ 1
Class A Shares of Common Stock, $.0001 par value, 125,000,000 shares authorized	$ 1
Class B Shares of Common Stock, $.0001 par value, 125,000,000 shares authorized	$ 1
Class C Shares of Common Stock, $.0001 par value, 125,000,000 shares authorized	$ 1
Paid-in Capital in excess of par	$ 99,996

NET ASSETS:	$100,000

NET ASSET VALUE:
Class I - Based on net assets of $25,000 and 2,500 shares outstanding	$10.00

Class A - Based on net assets of $25,000 and 2,500 shares outstanding	$10.00

Class B - Based on net assets of $25,000 and 2,500 shares outstanding	$10.00

Class C - Based on net assets of $25,000 and 2,500 shares outstanding	$10.00

Notes to Financial Statement.
(1)	Mercury Target Select Equity Fund, Inc. (the “Fund”) was organized as a Maryland corporation on August 3, 2000 and is registered under the Investment Company Act of 1940 as an open-end non-diversified investment company. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of 2,500 Class I shares, 2,500 Class A shares, 2,500 Class B shares and 2,500 Class C shares of Common Stock to Fund Asset Management, L.P. The Fund invests all of its assets in Class I shares of the Target Select Equity Fund (the “Portfolio”) of the Alpha Select Funds (the “Trust”).
(2)	The Trust, on behalf of the Portfolio, has entered into an investment advisory agreement with Concentrated Capital Management, L.P. as Investment Adviser. The Investment Adviser pays Mercury Advisors (the “Sub-Adviser”) out of the advisory fees it receives from the Portfolio. The Fund has entered into an administration agreement with Fund Asset Management, L.P. (the “Administrator”) and distribution agreements with FAM Distributors, Inc. (the “Distributor”). Certain officers and/or directors of the Fund are officers and/or directors of the Sub-Adviser, the Administrator and the Distributor.
(3)	Prepaid offering costs consist of registration fees and legal and printing fees related to preparing the initial registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Fund. Fund Asset Management, L.P., on behalf of the Fund, will incur organization costs estimated at $61,500.

53

APPENDIX A

RATINGS OF FIXED INCOME SECURITIES

Description of Moody’s Investors Services, Inc.’s Corporate Debt Ratings

Aaa	Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in AAA securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Description of Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a

A-1

valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
•	Leading market positions in well-established industries
•	High rates of return on funds employed
•	Conservative capitalization structures with moderate reliance on debt and ample asset protection
•	Broad margins in earnings coverage of fixed financial charges and higher internal cash generation
•	Well established access to a range of financial markets and assured sources of alternate liquidity

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternative liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Description of Moody’s Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Preferred stock rating symbols and their definitions are as follows:

aaa	An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue that is rated “baa” is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

A-2

ba	An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “AA” through “b” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-3

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

A-4

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The four categories are as follows:

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Description of Standard & Poor’s Preferred Stock Ratings

A Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

I.	Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.	Nature of, and provisions of, the issue.

III.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

A	An issue rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

A-5

BBB	An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

BB B CCC	Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating “CC” is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C	A preferred stock rated “C” is a non-paying issue.

D	A preferred stock rated “D” is a nonpaying issue in default on debt instruments.

NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor’s earnings and dividend rankings for common stocks.

The ratings are based on current information furnished to Standard & Poor’s by the issuer, and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Fitch IBCA, Inc.’s (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

A-6

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description of Fitch Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

A-7

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD DD D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch Investment Grade Short-term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default. LOC The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

A-8

Code #19109-11-00

PART C. OTHER INFORMATION

Item 23. Exhibits

Exhibit Number				Description
	1		—	Articles of Incorporation of Registrant.(2)
	2		—	By-Laws of Registrant.(2)
	3		—	Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.
	4	(a)	—	Form of Investment Advisory Agreement by and between Alpha Select Funds and Concentrated Capital Management, L.P.(4)
	4	(b)	—	Form of Sub-Advisory Agreement between Concentrated Capital Management, L.P. and Turner Investment Partners, Inc.(4)
	4	(c)	—	Form of Sub-Advisory Agreement between Concentrated Capital Management, L.P. and Fund Asset Management, L.P., doing business as Mercury Advisors.(1)
	4	(d)	—	Form of Sub-Advisory Agreement between Concentrated Capital Management, L.P. and Evergreen.(4)
	4	(e)	—	Advisory Agreement between Registrant and Fund Asset Management, L.P. doing business as Mercury Advisors.(1)
	5		—	Distribution Agreement between Registrant and FAM Distributors, Inc.(1)
	6		—	None.
	7		—	Form of Custody Agreement between Registrant and Brown Brothers Harriman & Co.(1)
	8	(a)	—	Administration Agreement between Registrant and Fund Asset Management, L.P.(1)
		(b)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.(1)
		(c)	—	Form of License Agreement relating to Use of Name among Merrill Lynch Investment Managers International Limited, Mercury Asset Management Group Ltd. and Registrant.(1)
		(d)	—	Form of Participation Agreement among Registrant, Fund Asset Management, L.P., Alpha Select Funds and SEI Investments Distribution Co.(1)
		(e)	—	Form of Administrative Services Agreement between Concentrated Capital Management, L.P. and FAM Distributors, Inc.(1)
	9		—	Opinion and Consent of Piper Marbury Rudnick & Wolfe LLP.(1)
	10	(a)	—	Consent of Ernst & Young.(1)
		(b)	—	Consent of Swidler Berlin Shereff Friedman, LLP.(1)
	11		—	None.
	12		—	Certificate of Fund Asset Management, L.P.(1)
	13	(a)	—	Class A Distribution Plan.(1)
		(b)	—	Class B Distribution Plan.(1)
		(c)	—	Class C Distribution Plan.(1)
	14	(a)	—	Rule 18f-3 Plan.(1)
		(b)	—	Powers of Attorney for Officers and Directors of Registrant.(1)
		(c)	—	Powers of Attorney for Officers and Trustees of Alpha Select Funds.(1)
	15		—	Not applicable
	16	(a)	—	Code of Ethics of Registrant and Mercury Advisors.(3)
		(b)	—	Code of Ethics of Turner Investment Partners, Inc.(3)
		(c)	—	Code of Ethics of Concentrated Capital Management, L.P.(4)
		(d)	—	Code of Ethics of Evergreen Investment Management Company.(4)
		(e)	—	Code of Ethics of Alpha Select Funds.(4)

(1)	Filed herewith.
(2)	Incorporated by reference to identically numbered exhibit to Registrant’s initial Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 333-43136).
(3)	Incorporated by reference to identically numbered exhibit to Pre-Effective Amendment No. 1 to Registration Statement under the Securities Act of 1933 on Form N-1A of Mercury Select Growth Fund of Mercury Asset Management Funds, Inc. (File No. 333-32242).

C-1


(4)	Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 12 to Registration Statement under the Securities Act of 1933 on Form N-1A of Alpha Select Funds (File No. 33-70958) as set forth below:
Exhibit Number 4(a) 4(b) 4(d) 16(c) 16(d) 16(e)	Incorporated by Reference to Reference Exhibit d(6) d(7) d(9) p(2) p(5) p(1)

Item 24. Persons Controlled by or under Common Control with Registrant

 As of the effective date of this Registration Statement, Alpha Select Funds expects to sell interests of its series, the Target Select Equity Fund, to the Registrant. Therefore, the Target Select Equity Fund portfolio of Alpha Select Funds will be controlled by the Registrant.

Item 25. Indemnification

Reference is made to Article V of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-laws and Section 2-418 of the Maryland General Corporation Law.

Article V of the Registrant’s Articles of Incorporation provides that each acting and former director and officer of the Fund shall be indemnified by the Fund to the full extent permitted by the Maryland General Corporation Law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Article VI of the By-laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination by special legal counsel in a written opinion or the vote of a quorum of the directors who are neither “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding (“non-party independent directors”), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the Maryland General Corporation Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of nonparty independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

C-2

     Section 2-418 also empowers the Registrant to purchase insurance on behalf of an officer or director protecting such person, to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Section 2-418 of the Maryland General Corporation Law permits indemnification of directors, officers, employees and agents of a corporation under certain conditions and subject to limitations. The Registrant’s Articles of Incorporation and By-laws, subject to the limitations set forth above, require the Registrant to indemnify its directors and officers to the fullest extent permitted by the Maryland General Corporation Law, including circumstances in which indemnification is otherwise discretionary.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-laws on behalf of an employee or agent who is not an officer or director of the Registrant. In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

 Set forth below is a list of each executive officer and director of Fund Asset Management, LP (“FAM”), of which Mercury Advisors is a division, indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since August 1, 1998 for his, her or its own account or in the capacity of director, officer, partner or trustee.

Name	Positions with FAM	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of Merrill Lynch Investment Managers, LP (“MLIM”)

Princeton Services	General Partner	General Partner of MLIM

Jeffrey M. Peek	President	President of MLIM; President and Director of Princeton Services; Executive Vice President of ML & Co.

Terry K. Glenn	Executive Vice President

Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Managing Director of FAM Distributors, Inc. (“FAM Distributors”); Director of Financial Data Services, Inc.; President of Princeton Administrators

Gregory A. Bundy	Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of MLIM; Chief Operating Officer and Director of Princeton Services; Co-CEO of Merrill Lynch Australia from 1997 to 1999

C-3

Name	Positions with FAM	Other Substantial Business, Profession, Vocation or Employment
Donald C. Burke	Senior Vice President, Treasurer and Director of Taxation

Senior Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAM Distributors; First Vice President of MLIM from 1997 to 1999

Michael G. Clark	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Treasurer and Director of FAM Distributors; First Vice President of MLIM from 1997 to 1999

Robert C. Doll, Jr.	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Vincent R. Giordano	Senior Vice President	Senior Vice President of MLIM, Senior Vice President of Princeton Services

Michael J. Hennewinkel	Senior Vice President, Secretary and General Counsel	Senior Vice President, Secretary and General Counsel of MLIM; Senior Vice President of Princeton Services

Philip L. Kirstein	Senior Vice President	Senior Vice President of MLIM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLIM, Senior Vice President of Princeton Services; Vice President of FAM Distributors

Stephen M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Joseph T. Monagle, Jr.	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services

Gregory D. Upah	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services

Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the following two paragraphs, and Messrs. Doll, Giordano, and Monagle are officers of one or more of such companies.

 Fund Asset Management, L.P. (“FAM”), located at P.O. Box 9011, Princeton, New Jersey 08543-9011, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Mercury Global Holdings, Inc., Mercury Index Funds, Inc., Mercury QA Equity Series, Inc., Mercury QA Strategy Series, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHolding Insured Fund, Inc.,

C-4

MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, FAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. [The address of FAM Distributors, Inc. is P.O. Box 9081, Princeton, New Jersey 08543-9081.] The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and ML & Co.isWorld Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Merrill Lynch Investment Managers, L.P, (“MLIM”), located at PO Box 9011, Princeton, New Jersey 08543-9011, an affiliate of the Mercury Advisors, acts as investment adviser for the following open-end registered investment companies: Master Global Financial Services Trust, Mercury Global Holdings, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Variable Series Funds, Inc., The Asset Program Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLIM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

Turner Investment Partners, Inc.

Turner Investment Partners, Inc. (“Turner”) is the investment adviser for the Select Large Cap Growth, Select Large Cap Value, Select Small Cap Growth, Select Small Cap Value, Select International Small Cap, Select Premier Global Equity, Select Global Financial Services, Select Global Technology, Select Balanced Capital Appreciation, Select Balanced Growth and Income, Select Balanced Income and Growth, and Select Strategic Fixed Income Funds, and is the sub-adviser for the Target Select Equity Fund. The principal address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act.

C-5

Name and Position With Company	Other Company	Position With Other Company
Stephen J. Kneeley Chief Operating Officer, Secretary, Treasurer

James I. Midanek CIO-Fixed Income

Janet Rader Rote Director of Compliance

Michael R. Thompson Marketing Director, Assistant Secretary

Thomas R. Trala Director of Finance

Mark D. Turner President, Director of Fixed Income

Robert E. Turner, Jr. Chairman, CIO

Concentrated Capital Management, LP

Concentrated Capital Management, LP (“CCM”) is investment adviser for the Target Select Equity Fund. The principal address for CCM is 1150 First Avenue, Park View Tower, Suite 600, King of Prussia, PA 19406-2816. CCM is an investment adviser registered under the Advisers Act.

Name and Position With Company	Other Company	Position With Other Company
Gregory J. Berlacher Owner, President	Emerging Growth Equities, Ltd.	CEO

Mark D. Turner Owner of Turner Investment Partners	Turner Investment Partners, Inc.	Senior Portfolio Manager, Vice Chairman, Board

Robert E. Turner, Jr. Owner of Turner Investment Partners	Turner Investment Partners, Inc.	Chairman, CIO

Stephen J. Kneeley Owner of Turner Investment Partners	Turner Investment Partners, Inc. SEI Investments Distribution Co. Registered Representative	President and Secretary, Chief Operating Officer

Peter James Moran, III Managing Director	—	—

Janet Rader Rote Director of Compliance	—	—

Edward G. Clark Limited Partner	Turner Investment Partners, Inc.	National Sales Manager

Stephen C. Marcus Limited Partner	Emerging Growth Equities, Ltd.	Chairman

Evergreen Investment Management Company

Evergreen Investment Management Company (“Evergreen”), is a sub-adviser to the Target Select Equity Fund. The principal address for Evergreen is 401 South Tyron Street, Charlotte, NC 28288. Evergreen is an investment adviser registered under the Advisers Act.

C-6

Name and Position With Company	Other Company	Position With Other Company
Christopher P. Conkey President	—	—

James F. Angelos Chief Compliance Officer, Senior Vice President	—	—

J. Gray Craven Chief Investment Officer, Senior Vice President	—	—

Matthew D Finn Chief Investment Officer, Senior Vice President	—	—

Gilman C. Gunn III Chief Investment Officer, Senior Vice President	—	—

William D. Munn Director, CFO, Senior, Vice President, Treasurer	—	—

Michael Koonce Secretary & Chief Legal Counsel	—	—

Donald A McMullen, Jr. Director	—	—

William M Ennis, III Director	—	—

Item 27. Principal Underwriters

(a) FAM Distributors, Inc. (“FAM Distributors”) acts as the principal underwriter for the Registrant and for each of the following open-end investment companies: referred to in the paragraphs four and five of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., [Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc.] and Merrill Lynch Senior Floating Rate Fund II, Inc. A separate division of FAM Distributors acts as the principal underwriter of a number of other investment companies.

(b) Set forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.
(1) Name	(2) Positions and Offices with the Distributor	(3) Positions and Offices with Registrant
Terry K. Glenn	President and Director	President and Director
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Robert W. Crook	Senior Vice President	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer

C-7

(1) Name	(2) Positions and Offices with the Distributor	(3) Positions and Offices with Registrant
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
Michelle T. Lau	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	Secretary

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of:

(1) the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536;

(2) the transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484;

(3) the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109;

 (4) the investment adviser, Concentrated Capital Management LP, 1150 First Avenue, Park View Tower, Suite 600, King of Prussia, Pennsylvania 19406-2816;

(5) Mercury Advisors, a division of Fund Asset Management, LP, 800 Scudders Mill Road, Plainsboro, New Jersey 08536; and

(6) Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312; and

(7) Evergreen Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116; and

(8) the administrator, Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Item 29. Management Services

Other than as set forth under the caption “Management of the Fund” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not party to any management related service contract.

Item 30. Undertakings

None.

C-8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 20th day of November, 2000.

MERCURY TARGET SELECT EQUITY FUND, INC. (Registrant)

By:	/s/ DONALD C. BURKE _ (Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement of Mercury Target Select Equity Fund, Inc. has been signed below by the following persons in the capacities and on the dates indicated.
Signatures		Title	Date

* (Jeffrey M. Peek)		President and Director (Principal Executive Officer)	, 2000

/s/ DONALD C. BURKE (Donald C. Burke)		Vice President and Treasurer (Principal Financial and Accounting Officer)	, 2000

* (Terry K. Glenn)		Director	, 2000

* (W. Carl Kester)		Director	, 2000

* (David O. Beim)		Director	, 2000

* (James T. Flynn)		Director	, 2000

* (Karen P. Robards)		Director	, 2000

* This Amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact) 		November 20, 2000

C-9

SIGNATURES

Alpha Select Funds has duly caused this Pre-Effective Amendment No. 1 to Registration Statement No. 333-43136 of Mercury Target Select Equity Fund, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 17th day of November, 2000.

ALPHA SELECT FUNDS

By:	/s/ STEPHEN J. KNEELEY (Stephen J. Kneeley, President and Chief Executive Officer)

This Pre-Effective Amendment to the Registration Statement of Mercury Target Select Equity Fund, Inc. has been signed below by the following persons in their capacities and on the dates indicated.
Signatures		Title	Date

* (Robert E. Turner)		Trustee	November __, 2000

* (Alfred C. Salvato)		Trustee	November __, 2000

* (Ronald W. Filante)		Trustee	November __, 2000

* (Katherine R. Griswald)		Trustee	November __, 2000

* (Stephen J. Kneeley)		President and Chief Executive Officer	November __, 2000

* (Robert DellaCroce)		Controller and Chief Financial Officer	November __, 2000

By:	/s/ STEPHEN J. KNEELEY (Stephen J. Kneeley, Attorney-in-Fact)		November 17, 2000

* This Amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

C-10

INDEX TO EXHIBITS

Exhibit Number				Description
	4	(c)	—	Form of Sub-Advisory Agreement between Concentrated Capital Management, L.P. and Fund Asset Management, L.P., doing business as Mercury Advisors.
	4	(e)	—	Advisory Agreement between Registrant and Fund Asset Management, L.P., doing business as Mercury Advisors.
	5		—	Distribution Agreement between Registrant and FAM Distributors, Inc..
	7		—	Form of Custody Agreement between Registrant and Brown Brothers Harriman & Co.
	8	(a)	—	Administration Agreement between Registrant and Fund Asset Management, L.P.
	8	(b)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.
	8	(c)	—	Form of License Agreement relating to use of name among Merrill Lynch Investment Managers International Limited, Mercury Asset Management Group Ltd. and Registrant.
	8	(d)	—	Form of Participation Agreement among Registrant, Fund Asset Management, L.P., Alpha Select Funds and SEI Investments Distribution Co.
	8	(e)	—	Form of Administrative Services Agreement between Concentrated Capital Management, L.P. and FAM Distributors, Inc.
	9		—	Opinion and Consent of Piper Marbury Rudnick & Wolfe, LLP.
	10	(a)	—	Consent of Ernst & Young.
	10	(b)	—	Consent of Swidler Berlin Shereff Friedman, LLP.
	12		—	Certificate of Fund Asset Management, L.P.
	13	(a)	—	Class A Distribution Plan.
	13	(b)	—	Class B Distribution Plan.
	13	(c)	—	Class C Distribution Plan.
	14	(a)	—	Rule 18f-3 Plan.
	14	(b)	—	Powers of Attorney for Officers and Directors of Registrant.
	14	(c)	—	Powers of Attorney for Officers and Trustees of Alpha Select Funds.